Exhibit 99.1

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
(RESTATED)

Year Ended December 31, 2009

INDEPENDENT AUDITORS' REPORT

To the Members

TECH AEROSPACE GROUP, LLC

We have audited the accompanying consolidated balance sheet of Tech Aerospace Group, LLC and Subsidiaries (the Company) as of December 31, 2009 and the related consolidated statements of income, members’ equity and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tech Aerospace Group, LLC and subsidiaries as of December 31, 2009, and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

As described in note 2 to the consolidated financial statements, the Company has restated its December 31, 2009 consolidated financial statements.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.
Leawood, Kansas
December 24, 2012

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

December 31, 2009
(Restated)

A S S E T S

CURRENT ASSETS
Cash	$467,704
Trade receivables, less allowance of $40,771	8,488,100
Inventories	20,807,727
Prepaid expenses	291,649
Deferred income taxes	12,260
TOTAL CURRENT ASSETS	30,067,440
PROPERTY AND EQUIPMENT, net	18,699,766

OTHER ASSETS
Other assets	564,968
Deferred financing costs, net	154,167
Intangible assets, net	32,067,142
Goodwill	14,272,588
TOTAL OTHER ASSETS	47,058,865
TOTAL ASSETS	$95,826,071

L I A B I L I T I E S

CURRENT LIABILITIES
Line of credit	$8,926,596
Accounts payable	6,199,008
Accrued expenses	2,066,158
Deferred revenue	2,172,493
Current portion of long-term debt	2,802,915
TOTAL CURRENT LIABILITIES	22,167,170

LONG-TERM DEBT, net of current portion	19,349,762

SUBORDINATED DEBT, net of current portion	6,078,744

DEFERRED INCOME TAXES	3,167,419

OTHER LONG-TERM LIABILITIES	501,229
TOTAL LIABILITIES	51,264,324

M E M B E R S' E Q U I T Y

MEMBERS' CONTRIBUTIONS	45,245,854

MEMBERS' DISTRIBUTIONS	(471,830)

MEMBERS' DEFICIT	(212,277)

MEMBERS' EQUITY	44,561,747

TOTAL LIABILITIES AND MEMBERS' EQUITY	$95,826,071

See Notes to Consolidated Financial Statements

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 2009
(Restated)

NET SALES	$34,714,649

COST OF SALES	27,001,179

GROSS PROFIT	7,713,470

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,084,018
AMORTIZATION OF INTANGIBLE ASSETS	1,729,681

OPERATING INCOME	2,899,771

OTHER INCOME (EXPENSE)
Interest expense	(1,061,052)
Management fee	(434,667)
Miscellaneous expense	(141,696)
Acquisition costs	(787,684)
Gain on disposal of property and equipment	2,952
TOTAL OTHER INCOME (EXPENSE)	(2,422,147)

INCOME BEFORE INCOME TAXES	477,624

INCOME TAX BENEFIT	(44,441)
NET INCOME	$522,065

See Notes to Consolidated Financial Statements

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY

Year Ended December 31, 2009
(Restated)

	Members'	Members'	Members'
	Contributions	Distributions	Deficit	Total

Balance, January 1, 2009 (restated)	$13,607,538	$-	$(734,342)	$12,873,196

Conversion of member receivable to equity	1,026,316	-	-	1,026,316

Contributions by members	9,430,000	-	-	9,430,000

Equity issued in connection with business acquisition	21,182,000	-	-	21,182,000

Distributions to members	-	(471,830)	-	(471,830)

Net income (restated)	-	-	522,065	522,065

Balance, December 31, 2009 (restated)	$45,245,854	$(471,830)	$(212,277)	$44,561,747

See Notes to Consolidated Financial Statements

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended December 31, 2009
(Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$522,065
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	2,370,465
Amortization of intangible assets	1,729,681
Amortization of pre-production costs	30,775
Amortization of deferred financing costs	134,449
Deferred income tax benefit	(119,753)
Loss on disposal of property and equipment	2,952
Net change in operating assets and liabilities:
Trade receivables	491,060
Inventories	(2,371,894)
Prepaid expenses and other assets	348,747
Accounts payable	(1,195,482)
Accrued expenses and other liabilities	(993,919)
Deferred revenue	1,075,718
NET CASH FLOWS FROM OPERATING ACTIVITIES	2,024,864

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,222,477)
Payment of pre-production costs	(444,144)
Acquisition of CT Systems, LLC, net of cash acquired	(3,623,399)
NET CASH FLOWS FROM INVESTING ACTIVITIES	(5,290,020)

CASH FLOWS FROM FINANCING ACTIVITIES
Net activity on line of credit	(14,354,986)
Repayment of long-term debt	(13,530,239)
Proceeds from long-term debt	22,000,000
Payment of financing costs	(288,616)
Cash contributions from members	9,430,000
Distributions to members	(471,830)
Change in bank overdraft	187,570
NET CASH FLOWS FROM FINANCING ACTIVITIES	2,971,899
NET CHANGE IN CASH	(293,257)
CASH, BEGINNING OF PERIOD	760,961
CASH, END OF PERIOD	$467,704

SUPPLEMENTAL CASH FLOW DISCLOSURE
Cash paid for:
Interest	$1,348,160
Income taxes	$314,478
Noncash investing and financing activities:
Conversion of subordinated debt into ownership interest	$1,026,316
Redemption of ownership units by forgiving members' note receivable	$418,580

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies

Nature of operations – Tech Aerospace Group, LLC (TAG) is a parent holding company of the following subsidiaries:

Precision Metalcraft, LLC (PML), DACA Machine & Tool, LLC (DACA), and Accu-Tec, LLC (ATE) are manufacturers of production parts, tooling, and commercial and military aircraft components.  The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.  ATE is located in Coweta, Oklahoma, DACA is located in Dutzow, Missouri, and PML is located in Wichita, Kansas.

CT Systems, LLC (CT, acquired on November 13, 2009) is a contract manufacturer of electronic and electrical wire harnesses, cable assemblies and mechanical sub-assemblies for air and rail traffic control, medical equipment, telecommunications and heavy equipment industries. Two of CT’s manufacturing facilities are located in Lenexa and Cottonwood Falls, Kansas.  The facility in Cottonwood Falls, Kansas specializes in the fabrication of major and minor assemblies for the commercial aerospace market.  Polster Tool Engineering, Inc. (a wholly owned subsidiary of CT, PTE), located in St. Louis, Missouri, and CT’s other facility in Fredonia, Kansas perform high-precision machining and assembly of parts for aerospace, defense and commercial customers.

Together, these entities are referred to as the Company.

Principles of consolidation - The accompanying consolidated financial statements include the accounts of TAG and its wholly owned subsidiaries, PML, ATE, CT and DACA.  The accompanying consolidated financial statements include the accounts of CT for the period from November 13, 2009 through December 31, 2009.  All significant intercompany balances and transactions have been eliminated.

Recent accounting pronouncements - Pursuant to Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162, the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) became the sole source of authoritative accounting principles generally accepted in the United States (GAAP) for annual periods ending after September 15, 2009.  The Company adopted this standard for the year ended December 31, 2009.  References to specific accounting standards in the footnotes to the consolidated financial statements have been changed to refer to the appropriate topics of the ASC.

Reorganization - Tech Aerospace Group, LLC was organized on September 14, 2009 in accordance with the Limited Liability Act of the State of Delaware.  On November 13, 2009, CT, PML, ATE, and DACA (the Subsidiaries) entered into an Interest Purchase and Contribution Agreement with TAG whereby PML, ATE, and DACA, each under common control, contributed 100% of their membership interests to TAG as part of a reorganization transaction.  All units of ownership have proportionately equal rights.  Pursuant to the guidance provided by ASC Topic Control of Partnerships and Similar Entities, the Company determined that a change of control as a result of the merger did not take place.  Therefore, no new basis of accounting was created and a full year of operating results was appropriately included in the consolidated financial statements for the entities under common control.  The transaction, as it relates to CT was accounted for as a business combination as discussed further in note 2.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies (continued)

Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates used in preparing the consolidated financial statements include the estimated fair value of net assets acquired in a business combination, determining the remaining estimated cost to complete a contract accounted for under the unit of delivery method, capitalized pre-production costs, and reserve for inventory obsolescence.  Actual results could differ from these estimates.

Revenue recognition - Certain of the Company’s revenues are recognized under a long-term, fixed priced contract, requiring delivery of units over several years.  For this contract, the Company recognizes revenue under the contract method of accounting and records sales and costs in accordance with the units of delivery method.  The Company follows the requirements of FASB ASC Topic, Accounting for Construction-Type and Production-Type Contracts, using the cumulative catch-up method in accounting for revisions in estimates. Under the cumulative catch-up method, the impact of revisions in estimates is recognized immediately when changes in estimated contract profitability become known.

A margin percentage is estimated based on the difference between total revenues and total costs of a contract.  Total revenues at any given time include actual historical revenues up to that time plus future estimated revenues. Total costs at any given time include actual historical costs up to that time plus future estimated costs.  Estimated revenues include negotiated or expected values for units delivered, estimates of probable recoveries asserted against the customer for changes in specifications, and price adjustments for contract changes.  Costs include the estimated cost of certain pre-production effort (including non-recurring engineering and planning subsequent to completion of final design) plus the estimated cost of manufacturing a specified number of production units.  Estimates take into account assumptions relative to future labor performance and rates, and projections relative to material and overhead costs including expected “learning curve” cost reductions over the term of the contract.  The specified number of production units used to establish the profit margin is predicated upon contractual terms and customer’s production forecasts.  The assumed period covered is generally equal to the period specified in the contract or the future period for which the Company can project reasonably dependable cost estimates.  Estimated revenues and costs also take into account the expected impact of specific contingencies that the Company believes are probable.

Estimates of revenues and costs for the contract span a period of multiple years and are based on a substantial number of underlying assumptions.  The Company believes that the underlying assumptions are sufficiently reliable to provide a reasonable estimate of the profit to be generated.  However, due to the significant length of time over which revenue streams will be generated, the variability of the revenue and cost streams can be significant if the assumptions change.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies (continued)

Revenue recognition (continued) - The Company has entered into Vendor Owned Inventory (VOI) arrangements that cover certain products sold to a significant customer. Pursuant to those arrangements, the Company will hold title to the products until they are used by the customer.  The Company has determined that because substantially all risks and rewards of product ownership have not passed to the customer upon delivery, including title, the Company does not recognize revenue relating to these products until utilized by the customer.  As discussed in note 2, the Company previously accounted for revenue on these contracts upon delivery to the customer and has restated the consolidated financial statements to reflect the change in accounting.

For all other arrangements not recognized under the contract method of accounting, the Company recognizes revenues at the point the sale is earned and/or the point of passage of title, which is generally at the time of shipment.  Revenues are recorded net of returns and discounts.  Shipping and handling costs are included in cost of sales.  Fees received in advance of the order completion and shipment are included in deferred revenue until earned.

Income taxes - With the exception of PTE, the Company is organized as a limited liability company whereby the members of the Company are taxed under the partnership provisions of the Internal Revenue Code.  Under these provisions, a limited liability company does not pay income taxes on their income, nor is it allowed a net operating loss carryforward or carryback as a deduction.  Instead, the members are individually liable for income tax on a limited liability company’s taxable income or loss.

PTE is taxed as a C-Corporation under the Internal Revenue Code.  PTE’s provision for income taxes is computed using the asset and liability method, as prescribed by ASC Topic, Income Taxes, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities.

In July 2006, the FASB issued ASC Topic, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements and applies to all tax positions related to income taxes under ASC Topic Income Taxes.  The Company adopted the provisions discussed above on January 1, 2009 and did not recognize any additional tax liability as a result of the implementation. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The Company is no longer subject to U.S. federal, or state and local income tax examinations by tax authorities for years before 2005.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies (continued)

Fair value of financial instruments - The Company is subject to the provisions of ASC Topic, Fair Value Measurement for their financial and non-financial assets and liabilities which the Company has recognized or disclosed at fair value on a non-recurring basis. This topic, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an ordinary transaction between market participants at the measurement date, establishes a framework for measuring fair value in accordance with GAAP and expands disclosures about fair value measurements for financial assets and liabilities.  This topic also establishes a three-level fair value hierarchy that prioritizes the inputs used to measure fair value.  The fair value hierarchy gives the highest priority to quoted prices (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of inputs used to measure fair value are as follows:

•	Level 1 - Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 - Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Cash - Cash consists of bank demand deposits.  At times during the year, the Company’s cash in bank balances exceeded the federally insured limits.  The Company monitors the financial strength of its banks and feels the risk of loss is remote.

Trade receivables - The Company grants credit to its customers and generally does not require collateral to secure payment of accounts receivable.  Accounts receivable are carried at cost, less an allowance for doubtful accounts, and do not accrue any finance or interest charges.  Management routinely reviews accounts receivable and an allowance for doubtful accounts is provided when amounts are determined to be uncollectible.  An account is written off after all collection efforts have been exhausted.

Inventories - Raw materials, work-in-process, and finished goods that do not relate to long-term, fixed price contracts, including inventory held by a customer and subject to the VOI arrangements, are stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.  Market is based upon realizable value less normal gross profit.

Inventoried costs attributed to units delivered under long-term contracts are based on the estimated average cost of all units expected to be produced and are determined under the learning curve concept which anticipates a predictable decrease in unit costs as tasks and production techniques become more efficient through repetition.  This usually results in an increase in inventory (referred to as “excess-over-average” or “deferred production costs”) during the early years of a contract.  These costs are deferred only to the extent the amount of actual or expected excess-over-average is reasonably expected to be fully offset by lower-than-average costs in future periods of a contract.  If in-process inventory plus estimated costs to complete a specific contract exceed the anticipated remaining sales value of such contract, such excess is charged to cost of sales in the period the loss becomes known, thus reducing inventory to estimated realizable value.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies (continued)

Pre-production costs - The Company accounts for pre-production costs in accordance with ASC Topic, Other Assets and Deferred Costs.  The Company has capitalized $648,295 of pre-production costs as of December 31, 2009 and which is included in other assets and property and equipment on the accompanying consolidated balance sheet.  These costs are amortized over the life of the related contract.  The Company amortized $30,775 of pre-production costs for the period ended December 31, 2009.

Property and equipment - Property and equipment are recorded at cost.  Depreciation is computed using the straight-line method over the following estimated useful lives:

Assets	Estimated Useful Lives

Buildings	39 – 40 years
Furniture and fixtures	5 – 7 years
Machinery and equipment	3 – 7 years
Computer equipment and software	3 – 7 years
Tooling	3 – 7 years
Vehicles and transportation equipment	5 – 7 years
Leasehold improvements	7 – 39 years

Leasehold improvements are depreciated over the related lease term or estimated useful lives of the improvements, whichever is shorter.

Deferred financing costs - Deferred financing costs, which represent fees and other costs incurred in connection with obtaining debt, are amortized using the effective-interest method, over the term of the loan and are included in interest expense.  Amortization of deferred financing costs for the year ended December 31, 2009 was $134,449.

Goodwill - Goodwill represents the excess cost over fair value of net assets acquired through acquisitions.  In accordance with the provisions of FASB ASC topic Goodwill and Other Intangible Assets, goodwill is reviewed by management for impairment annually or whenever events or changes in circumstance indicate the carrying amount may not be recoverable.  If indicators of impairment are present, the determination of the amount of impairment is based on a combination of the fair value of the goodwill as calculated by an independent third-party appraiser and management’s judgment as to the discounted future operating cash flows to be generated from the assets throughout their remaining estimated useful lives.  Based on guidance provided by a third party appraiser, the fair value of the Company’s single reportable unit exceeded its carrying amount.  Therefore, management determined that no impairment loss attributable to goodwill of the single reportable unit had occurred during the year ended December 31, 2009.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(1)	Summary of significant accounting policies (continued)

Intangible assets - Intangible assets consist of customer relationships, non-compete agreements, engineering drawings, and backlog which were a result of acquisitions.  Customer relationships and engineering drawings are being amortized on a straight-line basis over their estimated economic benefit period of 9 to 11 years.  Non-compete agreements, trademarks and backlog are being amortized on a straight-line basis over their estimated economic benefit period, generally from two to five years.

Impairment of long-lived assets - The Company assesses the impairment of long-lived assets, which include property and equipment and intangible assets, whenever events or changes in circumstances indicate that such assets might be impaired and the carrying value may not be recoverable.  An impairment loss attributable to long-lived assets of $78,278 was recognized for the year ended December 31, 2009.

Product warranty cost - The Company evaluates the need to make a provision for estimated warranty-related costs based on actual, historical return rates and anticipated return rates.  Based on favorable historical experience, a provision was not required as of December 31, 2009.

(2)	Restatements

The Company’s previous consolidated financial statements reflected the acquisition of CT in a manner similar to a pooling of interests.  During 2012, management changed their accounting policy and on October 22, 2012 restated the previously issued consolidated financial statements as of and for the year ended December 31, 2009 in order to reflect the business combination in accordance with generally accepted accounting principles.  Subsequent to that date, the Company determined the consolidated financial statements should be restated to change the accounting for revenue recognition for VOI arrangements.

Revenue Recognition
The Company has restated net sales associated with the VOI arrangements.  The VOI arrangements originated in 2009 and included contractual agreements between various divisions of the Company and an unrelated third party (the VOI Customer).  The Company’s previous accounting policy for revenue recognition was to recognize revenue as product was delivered as in management’s opinion, the contractual agreements coupled with a verbal arrangement, supported the conclusion that the VOI Customer enjoyed all of the rights and responsibilities of ownership at the time of receipt of the products.

However, the Company has subsequently determined that because the contracts indicated that title does not transfer until the products’ use, the Company should not recognize revenue and related cost of sales until the VOI Customer uses the product.  As a result, the Company has derecognized revenue from sales related to product shipped to but not yet used by the VOI Customer which resulted in a decrease in net sales of $1,346,605 and a decrease in cost of sales of $967,938 for the year ended December 31, 2009.

In addition, the Company also restated certain other misstatements that it identified in connection with this restatement.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(2)	Restatements (continued)

Business Combination
Additionally, the Company restated the consolidated financial statements as of and for the year ended December 31, 2009, issued on October 22, 2012, to account for the acquisition of CT.  On November 13, 2009, TAG acquired all of the outstanding equity of CT.  Consideration paid of $29,807,000 consisted of cash of $8,625,000, which was previously recorded as a members’ distribution and equity of the Company with an estimated fair value of $21,182,000, which was determined using a combination of market transactions for comparable companies as well as an income approach using the discounted future estimated cash flows.  The acquisition was consummated in order to develop operating synergies and to better serve shared customers.

Prior to October 22, 2012, the Company had not previously recorded its acquisition of the controlling financial interests in CT as a business combination under the acquisition method (ASC 805) as of and for the year ended December 31, 2009. The acquisition method requires that CT’s assets acquired and liabilities assumed be measured and recognized at fair value and goodwill recorded for the excess of the consideration paid over the fair value of its identifiable net assets. TAG has previously reported this transaction in a manner similar to a pooling of interests whereby CT’s assets and liabilities were recorded at their historical carrying amount on the date of the transaction and the revenues and expenses for the period prior to the acquisition were included in the operating results for the year ended December 31, 2009.  As a result, the difference between the carrying amount and fair value of the net assets acquired on the date of acquisition was not recognized.

The following table includes information regarding the original carrying value of the net assets acquired as previously reported under the pooling of interests method, adjustments to restate the acquisition using the acquisition method, and estimated fair value of the net assets acquired on November 13, 2009.

	Pooling of	Fair Value	Acquisition Date
	Interests	Adjustments	Fair Value
Cash	$1,601	$-	$1,601
Accounts receivable	5,042,690	-	5,042,690
Inventory	9,825,282	211,315	10,036,597
Prepaid expenses	351,494	-	351,494
Property and equipment	6,240,252	(65,435)	6,174,817
Other assets	62,660	(62,660)	-
Identifiable intangible assets	3,551,069	21,996,931	25,548,000
Goodwill	9,710,583	(3,367,612)	6,342,971
Accounts payable and accrued liabilities	(5,064,240)	13,889	(5,050,351)
Other liabilities	(11,356)	-	(11,356)
Bank debt	(15,354,551)	-	(15,354,551)
Deferred income taxes	(498,912)	(2,776,000)	(3,274,912)
Net assets	$13,856,572	$15,950,428	$29,807,000

Goodwill recognized of $6,342,971 is not tax deductible and relates to the synergies the Company expects to realize as a result of the transaction.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(2)	Restatements (continued)

The bank debt acquired consists primarily of a line of credit which expired in February 2010. The fair value of the debt is impacted by changes in CT’s credit spread as well as market rates for debt with similar characteristics (typically measured by the credit default swap rates).  Based on the short duration of the debt and the Company’s analysis of changes in credit spreads, the fair value of the debt has been estimated to equal its carrying value.

The accompanying consolidated financial statements as of and for the year ended December 31, 2009 include adjustments necessary to report the acquisition of CT using the acquisition method as required by ASC 805.

Adjustments recorded as a result of each restatement of the consolidated financial statements as of and for the year ended December 31, 2009 are as follows:

	Consolidated Balance Sheet
	As of December 31, 2009
	As Previously	Oct 22, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Current assets:
Cash	$467,704	$-	$-	$467,704
Trade receivables, net	9,834,705	-	(1,346,605)	8,488,100
Inventories	20,277,789	(438,000)	967,938	20,807,727
Prepaid expenses	291,649	-	-	291,649
Deferred income taxes	12,260	-	-	12,260
Total current assets	30,884,107	(438,000)	(378,667)	30,067,440
Property and equipment, net	18,843,478	(65,434)	(78,278)	18,699,766

Other assets:
Other assets	564,968	-	-	564,968
Deferred financing costs, net	154,167	-	-	154,167
Intangible assets, net	10,446,515	21,620,627	-	32,067,142
Goodwill	17,640,200	(3,617,679)	250,067	14,272,588
Total other assets	28,805,850	18,002,948	250,067	47,058,865
Total assets	$78,533,435	$17,499,514	$(206,878)	$95,826,071

Current liabilities:
Line of credit	$8,926,596	$-	$-	$8,926,596
Accounts payable	6,199,008	-	-	6,199,008
Accrued expenses	1,944,047	122,111	-	2,066,158
Deferred revenue	2,172,493	-	-	2,172,493
Current portion of long-term debt	2,802,915	-	-	2,802,915
Total current liabilities	22,045,059	122,111	-	22,167,170

Long-term debt, net of current portion	19,349,762	-	-	19,349,762
Subordinated debt, net of current portion	6,078,744	-	-	6,078,744
Deferred income taxes	440,500	2,776,000	(49,081)	3,167,419
Other long-term liabilities	501,229	-	-	501,229
Total liabilities	48,415,294	2,898,111	(49,081)	51,264,324

Members' contributions	32,741,354	12,504,500	-	45,245,854
Members' distributions	(10,661,338)	10,189,508	-	(471,830)
Members' retained earnings	8,038,125	(8,092,605)	(157,797)	(212,277)
Members' equity	30,118,141	14,601,403	(157,797)	44,561,747
Total liabilities and members' equity	$78,533,435	$17,499,514	$(206,878)	$95,826,071

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(2)	Restatements (continued)

	Consolidated Statement of Income
	For the Year Ended December 31, 2009
	As Previously	Oct 22, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Net sales	$64,472,162	$(28,529,789)	$(1,227,724)	$34,714,649
Cost of sales	52,313,612	(24,430,952)	(881,481)	27,001,179
Gross profit	12,158,550	(4,098,837)	(346,243)	7,713,470
Selling, general and administrative expenses	4,388,221	(1,164,838)	(139,365)	3,084,018
Amortization of intangible assets	1,836,894	(107,213)	-	1,729,681
Operating income	5,933,435	(2,826,786)	(206,878)	2,899,771
Other income (expense)
Interest expense	(1,719,450)	658,398	-	(1,061,052)
Management fee	(804,667)	370,000	-	(434,667)
Miscellaneous expense	(9,696)	(132,000)	-	(141,696)
Acquisition costs	(787,684)	-	-	(787,684)
Gain on disposal of property and equipment	(1,423)	4,375	-	2,952
Total other income (expense)	(3,322,920)	900,773	-	(2,422,147)
Income before income taxes	2,610,515	(1,926,013)	(206,878)	477,624
Income tax benefit	342,608	(337,968)	(49,081)	(44,441)
Net income	$2,267,907	$(1,588,045)	$(157,797)	$522,065

	Consolidated Statement of Members' Equity
	For the Year Ended December 31, 2009
	As Previously	Oct 22, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Balance, January 1, 2009	$12,397,620	$475,576	$-	$12,873,196
Net income	2,267,907	(1,588,045)	(157,797)	522,065
Conversion of member receivable to equity	1,026,316	-	-	1,026,316
Contributions by members	9,430,000	-	-	9,430,000
Distributions to members	(9,110,341)	8,638,511	-	(471,830)
Equity acquired / issued in business combination	14,106,639	7,075,361	-	21,182,000
Balance, December 31, 2009	$30,118,141	$14,601,403	$(157,797)	$44,561,747

Members' contributions	$32,741,354	$12,504,500	$-	$45,245,854
Members' distributions	(10,661,338)	10,189,508	-	(471,830)
Members' retained earnings (deficit)	8,038,125	(8,092,605)	(157,797)	(212,277)
Balance, December 31, 2009	$30,118,141	$14,601,403	$(157,797)	$44,561,747

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(2)	Restatements (continued)

	Consolidated Statement of Cash Flows
	For the Year Ended December 31, 2009
	As Previously	Oct 22, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Cash flows from operating activities
Net income	$2,267,907	$(1,588,045)	$(157,797)	$522,065
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	3,132,090	(839,903)	78,278	2,370,465
Amortization of intangible assets	1,836,894	(107,213)	-	1,729,681
Amortization of pre-production costs	-	30,775	-	30,775
Amortization of deferred financing costs	179,616	(45,167)	-	134,449
Deferred income tax benefit	(70,672)	-	(49,081)	(119,753)
Loss on disposal of property and equipment	(1,423)	4,375	-	2,952
Net change in operating assets and liabilities
Trade receivables	(2,979,842)	2,124,297	1,346,605	491,060
Inventories	(4,147,371)	2,743,415	(967,938)	(2,371,894)
Prepaid expenses and other assets	170,681	178,066	-	348,747
Accounts payable	47,884	(993,299)	(250,067)	(1,195,482)
Accrued expenses and other liabilities	(388,182)	(605,737)	-	(993,919)
Deferred revenue	1,078,279	(2,561)	-	1,075,718
Net cash flows from operating activities	1,125,861	899,003	-	2,024,864

Cash flows from investing activities
Purchase of property and equipment	(2,268,914)	1,046,437	-	(1,222,477)
Payment of pre-production costs	(358,821)	(85,323)	-	(444,144)
Payment of additional acquisition costs	(797,957)	797,957	-	-
Acquisition of CT Systems, LLC, net of cash acquired	-	(3,623,399)	-	(3,623,399)
Net cash flows from investing activities	(3,425,692)	(1,864,328)	-	(5,290,020)

Cash flows from financing activities
Net activity on line of credit	(1,702,402)	(12,652,584)	-	(14,354,986)
Repayment of long-term debt	(1,511,233)	(12,019,006)	-	(13,530,239)
Proceeds from long-term debt	-	22,000,000	-	22,000,000
Payment of financing costs	(288,616)	-	-	(288,616)
Cash contributions from members	9,430,000	-	-	9,430,000
Distributions to members	(4,110,341)	3,638,511	-	(471,830)
Change in bank overdraft	187,570	-	-	187,570
Net cash flows from financing activities	2,004,978	966,921	-	2,971,899
Net change in cash	(294,853)	1,596	-	(293,257)
Cash, beginning of period	762,557	(1,596)	-	760,961
Cash, end of period	$467,704	$-	$-	$467,704

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(3)	Inventories

Inventories consisted of the following at December 31, 2009:

Raw materials	$9,208,121
Work-in-process	5,830,461
Finished goods	6,080,818
Reserve for obsolescence	(311,673)
Total inventories	$20,807,727

At December 31, 2009, work-in-process inventory included $1,136,157 of deferred production costs and capitalized pre-production costs.

(4)	Property and equipment, net

Property and equipment consisted of the following at December 31, 2009:

Cost
Land	$347,081
Buildings	4,171,156
Machinery and equipment	15,576,247
Furniture and fixtures	426,218
Computer equipment and software	926,299
Tooling	1,111,900
Vehicles and transportation equipment	146,845
Leasehold improvements	209,770
Construction in progress	194,849
Total cost	23,110,365
Accumulated depreciation and amortization	(4,410,599)
Net property and equipment	$18,699,766

The aggregate depreciation charged to operations for the year ended December 31, 2009 was $2,370,465.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(5)	Intangible assets, net

Intangible assets consisted of the following as of December 31, 2009:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Finite lived intangible assets:
Customer relationships	$23,673,570	$(748,649)	$22,924,921
Non-compete agreements	4,975,488	(2,221,908)	2,753,580
Engineering drawings	5,423,156	(306,055)	5,117,101
Backlog	644,388	(274,848)	369,540
Tradenames	984,000	(82,000)	902,000
Total finite lived intangible assets	$35,700,602	(3,633,460)	32,067,142
Goodwill	$14,272,588	$-	$14,272,588

The aggregate amortization charged to operations for the year ended December 31, 2009 was $1,729,681.  The aggregate amortization expense for the definite lived intangible assets for the next five years is as follows:

Years Ending December 31,

2010	$4,041,003
2011	3,913,136
2012	3,503,136
2013	3,169,740
2014	2,929,563
Thereafter	14,510,564
Total	$32,067,142

Intangible assets acquired during the year ended December 31, 2009 were as follows:

	Amount	Weighted Average Useful Life (Years)
Finite lived intangible assets:
Customer relationships	20,801,000	11.0
Engineering drawings	3,763,000	9.0
Tradenames	984,000	2.0
	25,548,000	10.4

The following presents the changes in goodwill for the year ended December 31, 2009:

Goodwill, January 1, 2009	$7,929,617

Goodwill associated with the acquisition of CT Systems, LLC	6,342,971

Goodwill, December 31, 2010	$14,272,588

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(6)	Line of credit

As of December 31, 2009, the Company has an available line of credit with a bank providing for maximum borrowings of $14,000,000 or amount allowable under borrowing base restrictions.  The line expires November 12, 2010.  The Company’s outstanding borrowings under the line of credit totaled $8,926,596 as of December 31, 2009.  The line of credit bears an interest rate equal to the monthly LIBOR rate plus the respective margin with the interest rate floor at 5% (5% at December 31, 2009).  The line of credit is collateralized by all of the assets of the Company and also contains certain covenants.  The Company was not in violation of these covenants as of December 31, 2009.  Management believes that it can renew the term of the line of credit at similar terms.

(7)	Long-term debt

Long-term debt consists of the following as of December 31, 2009:

Term note due to a bank secured by substantially all assets of the Companies, payable in monthly installments of principal and interest of $261,905 through November 2012 at which time all remaining principal and interest is due.  In addition, TAG will pay an additional principal payment equal to 50% of the excess cash flow on specific dates.  The loan bears interest at the monthly LIBOR rate plus the applicable margin with the interest rate floor at 5% (5% at December 31, 2009).  The loan contains certain financial covenants.  The Companies were not in violation of these covenants as of December 31, 2009.
$21,793,095

Subordinated note due to a member of TAG secured by substantially all assets of the Companies.  Unless mandatory prepayment is required, no interest or principal shall be payable under this note prior to December 31, 2010.  Interest shall accrue and be added to the principal balance due.  Commencing on December 31, 2010 and each subsequent June 30 and December 31 prior to and including December 31, 2013, installments of $357,143 plus interest shall be paid and the entire outstanding principal and interest is due on December 31, 2013.  The note bears interest at 15% per annum.  The note requires that the Companies remain in compliance with the senior debt covenants.
5,000,000

Loan payable to seller of AccuTec, LLC; subordinated to the prior payment in full of all senior debt; interest is payable in semi-annual installments at prime (3.25% at December 31, 2009); the Companies may make prepayments of principal if certain sales targets are met in accordance with the provisions of the note; collateralized by substantially all assets of AccuTec, LLC; note matures July 31, 2013.	1,438,326

Total long-term debt	28,231,421

Less current portion	2,802,915
Noncurrent portion	$25,428,506

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(7)	Long-term debt (continued)

Maturities of long-term debt are as follows:

Years Ending December 31,

2010	$2,802,915
2011	3,268,309
2012	18,586,332
2013	3,573,865
Total long-term debt	$28,231,421

(8)	Members’ equity

On December 31, 2007 a member of management purchased 250 units of membership interest in CT in exchange for a $250,000 note receivable. In connection with the November 13, 2009 reorganization transaction with TAG, this note was assigned by CT to TAG and both CT and TAG agreed to waive payment of the principal amount of the original note upon the closing of the merger.  Upon execution of the assignment, both the original note and pledge agreement with CT were canceled and a replacement note and pledge agreement with TAG was initiated.

The replacement note for $250,000 is noninterest bearing and is due on the earlier of (i) December 31, 2012; (ii) termination of employment; or (iii) the effective date of any sale or disposition of all or any significant portion of TAG’s assets.  As security for the payment and performance under the note, the member pledged and granted TAG a security interest in the 67 units of TAG held by the member.  The note receivable was recorded as a reduction to members’ equity as of December 31, 2009.  During 2010, employment was terminated, and at that time, the member units were returned to TAG and the note was forgiven.

As discussed in note 1, a merger took place effective November 13, 2009 between the Companies.  As a result of the merger, ATE and DACA entered into Subordinated Debt Conversion Agreements whereby they each agreed to convert $500,000 and $526,316, respectively, from subordinated debt to membership interests totaling $1,026,316 and were released by the debt holders of any future obligations under the agreements.

In conjunction with the merger, certain other agreements and transactions were entered into among the parties and their related members as described, herein.  The transaction was financed primarily through a $9,375,000 capital contribution from one of the TAG’s members.  Proceeds were used to acquire equity interests of CT ($3,625,000) and to pay closing transaction fees (approximately $650,000).  TAG also entered into a $5 million subordinated note agreement with a member of CT.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(8)	Members’ equity (continued)

Prior to the merger, the following transactions affected the membership interests of the Subsidiaries.  Member distributions totaling $430,341 were paid.  A capital contribution of $55,000 was paid to PML by its majority member who in turn used the proceeds to buy back the shares of a minority member and simultaneously forgive a $260,600 note receivable from the minority member as part of a separation agreement and cancelation to their rights for ownership interest.  Further, a note receivable totaling $157,980 from a minority member of DACA was forgiven as part of the negotiated ownership agreement with TAG.

As of December 31, 2009, the consolidated members’ equity of the Company totaled $44,561,747 with 1,000,000 units outstanding.

(9)	Operating leases

The Company operates certain of their production facilities in leased facilities and maintain a portion of their equipment under non-cancelable operating lease agreements having initial terms of more than one year and expiring at various dates through 2013.

The future minimum rental payments required under operating leases that have initial or remaining noncancellable lease terms in excess of one year are as follows:

Years Ending December 31,

2010	$280,325
2011	97,800
2012	97,800
2013	44,000
Total	$519,925

Rent expense under these operating leases was $164,381 for the year ended December 31, 2009.

(10)	Retirement and profit sharing plans

The Company participates in 401(k) or Simple IRA plans qualified under section 401(k) of the Internal Revenue Code.  Essentially all full-time employees are eligible to participate in the plans.  Participants may elect to have a portion of their salary contributed to the respective plans within certain limits.  Under the plans, the Company may contribute a discretionary matching contribution equal to a uniform percentage of the participant’s compensation contributed to the applicable plan.  The exact percentage, if any, will be determined each year and shall not exceed 3% of a participant’s compensation for the year.  The Company made contributions of $147,707 for the year ended December 31, 2009.

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(11)	Concentrations

For the year ended December 31, 2009, approximately 71% of the Company’s sales were to three customers.  These same three customers’ trade accounts receivable were approximately 70% of the total outstanding as of December 31, 2009.

(12)	Related party transactions

The Company incurred management fees to a related party under common ownership with TAG in the amount of $434,667 for the year ended December 31, 2009.

CT Systems, LLC leased warehouse space to a related party under common ownership for $17,000 for the year ended December 31, 2009.

Of the approximately $650,000 of closing costs paid by the Company as a result of the merger, approximately $200,000 was paid to various related parties, including members of the Company.

(13)	Income taxes

PTE provides for deferred income taxes to reflect the impact of temporary differences between the recorded amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Income tax expense (benefit) for the year ended December 31, 2009 was computed as follows:

Current income tax expense
Federal and state income taxes	$75,312

Deferred income tax benefit	(119,753)
Total income tax expense	$(44,441)

The significant temporary differences and the related deferred tax assets and liabilities as of December 31, 2009 are as follows:

Deferred tax assets
Inventory	$12,260

Deferred tax liabilities
Intangible assets	(2,766,279)
Property and equipment	(401,140)
Net deferred income taxes	$(3,155,159)

Current assets	$12,260
Net noncurrent liabilities	(3,167,419)
Net deferred taxes	$(3,155,159)

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

(14)	Risk and uncertainties

As a contract manufacturer of precision components, the Company currently fabricates precision components and assemblies to customer specifications, primarily for the aerospace industry.  The Company is subject to various risks and uncertainties that could cause actual results to differ from the estimates made in the Company’s consolidated financial statements.  The following factors could impact the Company’s accounting estimates as well as the Company’s future operating results, liquidity and financial condition:
•	The profitability of the commercial airlines, including world safety considerations;
•	The profitability of customers given the high concentration of sales to a small number of customers;
•	Consolidation of aerospace suppliers may make it difficult to obtain new customers;
•	The ability to maintain financing;
•	Rapid developments in technology and a competitive business environment;
•	Labor increases and ability to maintain skilled labor; and
•	Labor relations, including strikes.

(15)	Subsequent events

The Company has evaluated subsequent events through December 24, 2012, the date which the consolidated financial statements are available to be issued.  Except as reported in previously issued consolidated financial statements, no issues were identified for disclosure in the consolidated financial statements or notes to the consolidated financial statements based on this review.

SUPPLEMENTARY INFORMATION

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

To the Members

VALENT AEROSTRUCTURES, LLC

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The attached consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies.  Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements.  The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with U.S. generally accepted auditing standards.  In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As described in note 2 to the consolidated financial statements, the Company has restated its December 31, 2009 consolidated financial statements.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.
Leawood, Kansas
December 24, 2012

TECH AEROSPACE GROUP, LLC AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS (RESTATED)

December 31, 2009

	CT Systems
			Cottonwood
	PTE	CT	Falls *	Fredonia *	DACA	PML	AT	TAG	Eliminations	Consolidated
A S S E T S
CURRENT ASSETS
Cash	$1,000	$147	$454	$-	$127,431	$(35,810)	$(21,919)	$396,401	$-	$467,704
Trade receivables, net	705,650	910,610	2,501,615	826,726	2,082,435	1,631,383	226,877	-	(397,196)	8,488,100
Inventories, net	2,500,489	1,977,084	3,044,029	2,396,102	5,463,556	4,881,066	459,084	258,000	(171,683)	20,807,727
Prepaid expenses and other current assests	29,922	48,237	23,599	23,926	75,372	61,418	20,077	9,098	-	291,649
Income tax receivable	12,260	-	-	-	-	-	-	-	-	12,260
TOTAL CURRENT ASSETS	3,249,321	2,936,078	5,569,697	3,246,754	7,748,794	6,538,057	684,119	663,499	(568,879)	30,067,440
PROPERTY AND EQUIPMENT, net	1,352,161	176,884	2,645,595	1,939,125	4,263,361	6,615,083	1,707,558	-	-	18,699,766

OTHER ASSETS
Other assets	71,602	-	-	-	298,479	194,887	-	-	-	564,968
Intercompany receivables	1,115,600	1,333,461	(2,032,939)	(416,122)	38,504	-	-	30,991,054	(31,029,558)	-
Investment in subsidiary	-	10,228,322	-	-	-	-	-	48,868,922	(59,097,244)	-
Deferred financing costs	-	-	-	-	-	-	-	154,167	-	154,167
Intangible assets, net	6,817,298	3,720,690	10,244,661	4,298,498	4,292,696	1,116,357	1,576,942	-	-	32,067,142
Goodwill	3,792,697	539,783	1,323,314	687,176	-	3,121,662	4,807,955	-	-	14,272,588
TOTAL OTHER ASSETS	11,797,197	15,822,256	9,535,036	4,569,552	4,629,679	4,432,906	6,384,897	80,014,143	(90,126,802)	47,058,865
TOTAL ASSETS	$16,398,679	$18,935,218	$17,750,328	$9,755,431	$16,641,834	$17,586,046	$8,776,574	$80,677,642	$(90,695,681)	$95,826,071

L I A B I L I T I E S

CURRENT LIABILITIES
Line of credit	$224,324	$-	$-	$-	$751,810	$2,628,612	$3,152,004	$8,926,596	$(6,756,750)	$8,926,596
Accounts payable	177,610	708,816	2,247,784	438,303	756,628	2,037,223	63,025	166,814	(397,195)	6,199,008
Accrued expenses and other liabilities	400,757	314,779	93,660	317,372	302,387	182,804	225,009	229,390	-	2,066,158
Deferred revenue	-	6,164	-	-	2,166,329	-	-	-	-	2,172,493
Current portion of long-term debt	-	-	-	-	-	-	359,582	2,443,333	-	2,802,915
TOTAL CURRENT LIABILITIES	802,691	1,029,759	2,341,444	755,675	3,977,154	4,848,639	3,799,620	11,766,133	(7,153,945)	22,167,170

TERM DEBT AND CAPITAL LEASE
OBLIGATIONS, net of current portion	2,200,247	6,944,831	-	5,751,149	5,406,255	3,931,822	38,504	19,349,762	(24,272,808)	19,349,762
SUBORDINATED DEBT, net of current portion	-	-	-	-	-	-	1,078,744	5,000,000	-	6,078,744
DEFERRED INCOME TAXES	3,167,419	-	-	-	-	-	-	-	-	3,167,419
OTHER LONG-TERM LIABILITIES	-	-	-	-	-	333,729	167,500	-	-	501,229
TOTAL LIABILITIES	6,170,357	7,974,590	2,341,444	6,506,824	9,383,409	9,114,190	5,084,368	36,115,895	(31,426,753)	51,264,324

E Q U I T Y

COMMON STOCK	65,695	-	-	-	-	-	-	-	(65,695)	-
ADDITIONAL PAID IN CAPITAL	10,432,741	-	-	-	-	-	-	-	(10,432,741)	-
MEMBERS' CONTRIBUTIONS	-	11,114,582	15,604,395	3,088,016	4,578,862	10,610,000	4,000,000	45,245,854	(48,995,855)	45,245,854
MEMBERS' DISTRIBUTIONS	-	-	-	-	(416,830)	(55,000)	-	(471,830)	471,830	(471,830)
RETAINED EARNINGS	(270,114)	(153,954)	(195,511)	160,591	3,096,393	(2,083,144)	(307,794)	(212,277)	(246,467)	(212,277)
TOTAL EQUITY	10,228,322	10,960,628	15,408,884	3,248,607	7,258,425	8,471,856	3,692,206	44,561,747	(59,268,928)	44,561,747
TOTAL LIABILITIES AND EQUITY	$16,398,679	$18,935,218	$17,750,328	$9,755,431	$16,641,834	$17,586,046	$8,776,574	$80,677,642	$(90,695,681)	$95,826,071

		* Represent operating divisions of CT Systems, LLC

See Notes to Consolidated Financial Statements

CONSOLIDATING STATEMENT OF INCOME (RESTATED)

Year Ended December 31, 2009

	CT Systems
			Cottonwood
	PTE	CT	Falls *	Fredonia *	DACA	PML	AT	TAG	Eliminations	Consolidated

NET SALES	$799,284	$1,675,493	$1,699,129	$848,277	$16,462,627	$11,632,728	$2,315,073	$-	$(717,962)	$34,714,649

COST OF SALES	923,191	1,004,958	1,648,397	486,379	11,519,163	10,354,922	1,868,448	(258,000)	(546,279)	27,001,179

GROSS PROFIT (LOSS)	(123,907)	670,535	50,732	361,898	4,943,464	1,277,806	446,625	258,000	(171,683)	7,713,470

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	4,225	286,695	32,902	74,445	912,922	1,500,590	216,595	55,644	-	3,084,018
AMORTIZATION OF INTANGIBLE ASSETS	122,702	71,309	173,341	79,502	764,756	208,766	309,305	-	-	1,729,681
OPERATING INCOME (LOSS)	(250,834)	312,531	(155,511)	207,951	3,265,786	(431,550)	(79,275)	202,356	(171,683)	2,899,771

OTHER INCOME (EXPENSE)
Equity earnings of subsidiaries	-	(270,114)	-	-	-	-	-	1,079,240	(809,126)	-
Interest expense	(19,721)	(90,753)	-	(47,360)	(222,467)	(382,704)	(169,297)	(128,750)	-	(1,061,052)
Management fee	-	(68,000)	200,000	-	(400,000)	-	-	(166,667)	-	(434,667)
Corporate expense allocation	(40,000)	45,000	(240,000)	-	(82,400)	(16,480)	(4,120)	206,000	132,000	-
Miscellaneous income (expense), net	-	-	-	-	2,059	(4,097)	(7,658)	-	(132,000)	(141,696)
Acquisition costs	(4,000)	(85,570)	-	-	(10,000)	(10,000)	(8,000)	(670,114)	-	(787,684)
Gain on disposal of property and equipment	-	2,952	-	-	-	-	-	-	-	2,952
TOTAL OTHER INCOME (EXPENSE)	(63,721)	(466,485)	(40,000)	(47,360)	(712,808)	(413,281)	(189,075)	319,709	(809,126)	(2,422,147)
INCOME BEFORE INCOME TAXES	(314,555)	(153,954)	(195,511)	160,591	2,552,978	(844,831)	(268,350)	522,065	(980,809)	477,624

INCOME TAX PROVISION	(44,441)	-	-	-	-	-	-	-	-	(44,441)
NET INCOME (LOSS)	$(270,114)	$(153,954)	$(195,511)	$160,591	2,552,978	(844,831)	(268,350)	522,065	(980,809)	522,065

		* Represent operating divisions of CT Systems, LLC

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
(RESTATED)

Years Ended December 31, 2011 and 2010

INDEPENDENT AUDITORS' REPORT

To the Members

VALENT AEROSTRUCTURES, LLC

We have audited the accompanying consolidated balance sheets of  Valent Aerostructures, LLC and Subsidiaries (the Company) as of December 31, 2011 and 2010 and the related consolidated statements of income, members’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Valent Aerostructures, LLC and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

As described in note 19 to the consolidated financial statements, the Company has restated its December 31, 2011 and 2010 consolidated financial statements.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.
Leawood, Kansas
December 24, 2012

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2011 and 2010

	2011	2010
	(Restated)	(Restated)
A S S E T S
CURRENT ASSETS
Cash	$2,218,076	$211,325
Trade receivables, net	12,363,631	9,667,183
Inventories, net	22,962,225	21,203,056
Prepaid expenses and other current assets	750,163	379,495
Income tax receivable	155,760	142,399
TOTAL CURRENT ASSETS	38,449,855	31,603,458

PROPERTY AND EQUIPMENT, net	31,241,743	19,485,159

OTHER ASSETS
Other assets	4,015,094	8,383,535
Deferred financing costs	346,252	182,204
Intangible assets, net	24,113,001	28,026,138
Goodwill	14,427,695	14,427,695
TOTAL OTHER ASSETS	42,902,042	51,019,572

TOTAL ASSETS	$112,593,640	$102,108,189

L I A B I L I T I E S
CURRENT LIABILITIES
Accounts payable	$12,240,807	$6,221,357
Accrued expenses and other liabilities	2,968,806	2,164,204
Deferred revenue	824,689	1,160,786
Deferred income taxes	-	10,983
Line of credit	13,203,825	-
Current portion of long-term debt and capital lease obligations	22,436,046	4,755,220
TOTAL CURRENT LIABILITIES	51,674,173	14,312,550

LINE OF CREDIT	-	9,536,439

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	11,654,745	25,784,195

SUBORDINATED DEBT, net of current portion	719,163	5,611,570

DEFERRED INCOME TAXES	2,438,952	2,802,814

TOTAL LIABILITIES	66,487,033	58,047,568

M E M B E R S' E Q U I T Y

MEMBERS' CONTRIBUTIONS	45,245,854	45,245,854

MEMBERS' DISTRIBUTIONS	(525,230)	(471,830)

MEMBERS' RETAINED EARNINGS (DEFICIT)	1,385,983	(713,403)

MEMBERS' EQUITY	46,106,607	44,060,621

TOTAL LIABILITIES AND MEMBERS' EQUITY	$112,593,640	$102,108,189

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

Years Ended December 31, 2011 and 2010

	2011	2010
	(Restated)	(Restated)

NET SALES	$86,510,872	$76,872,931

COST OF SALES	71,458,880	64,930,005

GROSS PROFIT	15,051,992	11,942,926

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,085,520	5,084,093
AMORTIZATION OF INTANGIBLE ASSETS	3,913,137	4,041,001

OPERATING INCOME	5,053,335	2,817,832

OTHER INCOME (EXPENSE)
Interest expense	(2,352,256)	(2,599,685)
Management fee	(1,000,000)	(1,000,000)
Miscellaneous income (expense), net	343,635	1,201
Acquisition costs	-	(2,027)
Relocation costs	(451,599)	-
Loss (gain) on disposal of property and equipment, net	(78,085)	1,627
TOTAL OTHER INCOME (EXPENSE)	(3,538,305)	(3,598,884)

INCOME (LOSS) BEFORE INCOME TAXES	1,515,030	(781,052)

INCOME TAX BENEFIT	(584,356)	(279,926)

NET INCOME (LOSS)	$2,099,386	$(501,126)

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

Years Ended December 31, 2011 and 2010

	Members'	Members'	Members' Retained
	Contributions	Distributions	Earnings (Deficit)	Total

Balance, January 1, 2010 (restated)	$45,245,854	$(471,830)	$(212,277)	$44,561,747

Net loss (restated)	-	-	(501,126)	(501,126)

Balance, December 31, 2010 (restated)	45,245,854	(471,830)	(713,403)	44,060,621

Member distributions	-	(53,400)	-	(53,400)

Net Income (restated)	-	-	2,099,386	2,099,386

Balance, December 31, 2011 (restated)	$45,245,854	$(525,230)	$1,385,983	$46,106,607

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2011 and 2010

	2011	2010
	(Restated)	(Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,099,386	$(501,126)
Adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation of property and equipment	3,646,836	3,294,855
Amortization of pre-production costs	243,333	89,535
Amortization of intangible assets	3,913,137	4,041,004
Amortization of deferred financing costs	113,311	162,195
Deferred income tax benefit	(374,845)	(341,362)
Loss (gain) on disposal of property and equipment	78,085	(1,627)
Net change in operating assets and liabilities
Trade receivables	(2,696,448)	(1,263,865)
Inventories	(527,653)	(478,603)
Prepaid expenses and other current assets	(354,120)	(87,846)
Accounts payable	3,299,269	(424,651)
Accrued expenses and other liabilities	107,851	679,184
Deferred revenue	(336,097)	(1,011,706)
NET CASH FLOWS FROM OPERATING ACTIVITIES	9,212,045	4,155,987

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(7,038,210)	(1,379,764)
Proceeds from the sale of property and equipment	378,762	508,571
Payment of pre-production costs	(397,544)	(328,327)
Payment of deferred production costs	(1,230,541)	-
Reimbursement of pre-production costs	75,084	-
Payment of contingent consideration	-	(122,111)
NET CASH FLOWS USED BY INVESTING ACTIVITIES	(8,212,449)	(1,321,631)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings on line of credit	2,554,095	609,843
Repayment of financial institution debt	(5,996,998)	(3,150,263)
Repayment of bonds payable	(164,034)	(13,381)
Repayment of subordinated note #1	(714,286)	(536,934)
Repayment of subordinated note #2	(179,790)	-
Proceeds from long-term debt	3,354,166	-
Payment of financing costs	(277,359)	-
Distributions to members	(53,400)	-
Reimbursements for the purchase of equipment under a long-term capital lease	2,484,761	-
NET CASH FLOWS FROM (USED BY) FINANCING ACTIVITIES	1,007,155	(3,090,735)

NET CHANGE IN CASH	2,006,751	(256,379)

CASH, BEGINNING OF PERIOD	211,325	467,704

CASH, END OF PERIOD	$2,218,076	$211,325

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2011 and 2010

The following is a summary of supplemental cash flow information:

	2011	2010
Cash paid for:

Interest, net of amounts capitalized	$2,345,200	$1,722,000

Income taxes	$-	$386,361

Noncash investing and financing activities:

Financing of property and equipment with bank debt	$-	$1,000,000

Conversion of interest on Member Note	$-	$784,046

Financing of property and equipment with accounts payable and accrued liabilities	$4,227,428	$141,340

Refinancing of financial institution debt	$25,682,538	$-

Financing of property and equipment with bond proceeds	$4,616,294	$2,066,089

Deferred loan fees paid from bond proceeds	$-	$190,232

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies

Principles of consolidation and nature of operations - Valent Aerostructures, LLC (Valent) is a parent holding company of the following wholly owned subsidiaries whose accounts are included in the accompanying consolidated financial statements:

•
Valent Aerostructures - Washington, LLC (Washington), a subsidiary of Valent: Washington (Missouri) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

•
Valent Aerostructures - Wichita, LLC (Wichita), a subsidiary of Valent: Wichita (Kansas) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

•
Valent Aerostructures - Tulsa, LLC (Tulsa), a subsidiary of Valent: Tulsa (Oklahoma) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

•
Valent Aerostructures - St. Louis, Inc. (St. Louis), a subsidiary of Valent: St. Louis (Missouri) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

•
Valent Aerostructures - Lenexa, LLC (Lenexa), a subsidiary of Valent: Lenexa (Kansas) is a contract manufacturer of electronic and electrical wire harnesses, cable assemblies and mechanical sub-assemblies for air and rail traffic control, medical equipment, telecommunications, and heavy equipment industries.

•
Valent Aerostructures - Cottonwood Falls (Cottonwood Falls), a division of Lenexa: Cottonwood Falls (Kansas) specializes in the assembly of major and minor component parts for the commercial aerospace market.

•
Valent Aerostructures - Fredonia (Fredonia), a division of Lenexa: Fredonia (Kansas) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

These entities are collectively referred to as the Company.  All significant intercompany balances and transactions have been eliminated.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  Significant estimates used in preparing the consolidated financial statements include estimated costs to complete fixed-price contracts accounted for under the unit of delivery method, capitalized pre-production costs, and reserve for inventory obsolescence.  Actual results could differ from these estimates.

Revenue recognition - Certain of the Company’s revenues relating to commercial aircraft components are recognized under long-term, fixed price contracts, requiring delivery of units over several years.  For these contracts, the Company recognizes revenue under the contract method of accounting and records sales in accordance with the units of delivery method.  The Company follows the requirements of ASC Topic, Accounting for Construction-Type and Production-Type Contracts, using the cumulative catch-up method in accounting for revisions in estimates. Under the cumulative catch-up method, the impact of revisions in estimates is recognized immediately when changes in estimated contract profitability become known.

A margin percentage is estimated based on the difference between total expected revenues and total estimated costs of a contract.  Total revenues at any given time include actual historical revenues up to that time plus future estimated revenues. Total costs at any given time include actual historical costs up to that time plus future estimated costs.  Estimated revenues include negotiated or expected values for units delivered, estimates of probable recoveries asserted against the customer for changes in specifications, and price adjustments for contract changes. Costs include the estimated cost of certain pre-production effort (including non-recurring engineering and planning subsequent to completion of final design) plus the estimated cost of manufacturing the specified number of production units.  Estimates take into account assumptions relative to future labor performance and rates, and projections relative to material and overhead costs including expected “learning curve” cost reductions over the term of the contract.  The specified number of production units used to establish the profit margin is predicated upon contractual terms and customer production forecasts.  The assumed period covered is generally equal to the period specified in the contract or the future period for which the Company can project reasonably dependable cost estimates.  Estimated revenues and costs also take into account any rebates or discounts offered and the expected impact of specific contingencies that the Company believes are probable, if any.

Estimates of revenues and costs for the contracts span a period of multiple years and are based on a substantial number of underlying assumptions.  The Company believes the underlying assumptions are sufficiently reliable to provide a reasonable estimate of the margin percentage. However, due to the significant length of time over which revenue streams will be generated, the variability of the revenue and cost streams can be significant if the assumptions change.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Revenue recognition (continued) – The Company has entered into Vendor Owned Inventory (VOI) arrangements that cover certain products sold to a significant customer. Pursuant to those arrangements, the Company will hold title to the products subsequent to delivery and until they are used by the customer.  The Company has determined that because substantially all risks and rewards of product ownership have not passed to the customer upon delivery, including title, the Company does not recognize revenue relating to these products until utilized by the customer.  As discussed in note 19, the Company previously accounted for revenue on these products upon delivery to the customer and has restated the consolidated financial statements to reflect the change in accounting.

For revenues not recognized under the contract method of accounting or those related to the VOI arrangements, the Company recognizes revenues at the time both title and risk of ownership are transferred to the customer, which is generally at the time of shipment.  Revenues are recorded net of returns and discounts.  Shipping and handling costs are included in cost of sales.  Fees received in advance of order completion and shipment are included in deferred revenue until earned.

Income taxes - With the exception of St. Louis, the Company is organized as a limited liability company whereby the members of the Company are taxed under the partnership provisions of the Internal Revenue Code.  Under these provisions, the limited liability company does not pay income taxes on their taxable income, nor are they allowed a net operating loss carryforward or carryback as a deduction.  Instead, the members are individually liable for income tax on the limited liability company’s taxable income or loss.

St. Louis is taxed as a C-Corporation under the Internal Revenue Code.  St. Louis’s provision for income taxes is computed using the asset and liability method, as prescribed by ASC Topic, Income Taxes, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities.

No significant uncertain tax positions have been identified; therefore the Company has not recognized any uncertain tax positions. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The Company is no longer subject to U.S. federal, or state and local income tax examinations by tax authorities for years before 2007.

Cash - Cash consists of bank demand deposits.  At times during the year, the Company’s cash balances in certain accounts may have exceeded the Federal Deposit Insurance Corporation (FDIC) limits.  Non-interest bearing transaction accounts are temporarily not subject to the FDIC limits and are fully insured as of January 1, 2011 and through December 31, 2011. The Company monitors the financial strength of their banks and feels the risk of loss is remote.

Trade receivables - The Company grants credit to its customers and generally does not require collateral to secure payment of accounts receivable.  Accounts receivable are carried at cost, less an allowance for doubtful accounts, and do not accrue any finance or interest charges.  Management routinely reviews accounts receivable and an allowance for doubtful accounts is provided when amounts are determined to be uncollectible.  An account is written off after all collection efforts have been exhausted.  The allowance for doubtful accounts was approximately $42,700 and $38,700 at December 31, 2011 and 2010, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Inventories - Raw materials, work-in-process, and finished goods that do not relate to long-term, fixed price contracts, including inventory subject to the VOI arrangements, are stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.  Market is based upon realizable value less normal gross profit.

Inventoried costs attributed to units delivered under long-term contracts are based on the estimated average cost of all units expected to be produced and are determined under the learning curve concept which anticipates a predictable decrease in unit costs as tasks and production techniques become more efficient through repetition.  This usually results in an increase in inventory (referred to as “excess-over-average” or “deferred production costs”) during the early years of a contract.  These costs are deferred only to the extent the amount of actual or expected excess-over-average is reasonably expected to be fully offset by lower-than-average costs in future periods of a contract.  If in-process inventory plus estimated costs to complete a specific contract exceed the anticipated remaining estimated revenue of such contract, the loss is recognized immediately through a charge to cost of sales in the period the loss becomes known, thus reducing inventory to estimated realizable value.

Property and equipment - Property and equipment are recorded at cost.  Depreciation is computed using the straight-line method over the following estimated useful lives:

Assets	Estimated Useful Lives

Buildings	20 – 40 years
Furniture and fixtures	5 – 7 years
Machinery and equipment	3 – 7 years
Computer equipment and software	3 – 7 years
Tooling	3 – 7 years
Vehicles and transportation equipment	5 – 7 years
Leasehold improvements	7 – 39 years

Leasehold improvements are depreciated over the related lease term or estimated useful lives of the improvements, whichever is shorter.  Major replacements and betterments are capitalized while maintenance and repairs are charged to expense.

Deferred financing costs - Deferred financing costs, which represent fees and other costs incurred in connection with obtaining debt, are amortized using the effective-interest method over the term of the corresponding note and are included in interest expense.  Amortization of deferred financing costs for the years ended December 31, 2011 and 2010 was $113,311 and $162,195, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Goodwill - Goodwill represents the excess cost over fair value of net assets acquired through acquisitions.  In accordance with the provisions of ASC Topic, Intangibles - Goodwill and Other, goodwill is assessed annually for impairment. If considered impaired, goodwill is to be written down to implied fair value and a corresponding impairment loss recognized.  The Company performs step one of the goodwill impairment analysis by comparing the estimated fair value of the Company’s single reportable unit to its carrying amount.  Based on the Company’s valuations performed by an independent third party as of December 31, 2011 and 2010, respectively, management has determined the fair value of the Company’s single reportable unit exceeded its carrying amount.  Therefore, management determined that no impairment loss attributable to goodwill of the single reportable unit had occurred during the years ended December 31, 2011 and 2010.

Intangible assets - Intangible assets consist of customer relationships, non-compete agreements, engineering drawings, and backlog from previous acquisitions.  Customer relationships and engineering drawings are amortized on a straight-line basis over their estimated economic benefit period of 9 to 11 years.  Non-compete agreements, trademarks and backlog are being amortized on a straight-line basis over their estimated economic benefit period, generally from two to five years.

Impairment of long-lived assets - The Company assesses the impairment of long-lived assets, which include property and equipment and intangible assets, whenever events or changes in circumstances indicate that such assets might be impaired and the carrying value may not be recoverable.  No impairment loss attributable to long-lived assets was recognized for the years ended December 31, 2011 and 2010.

(2)	Inventories, net

Inventories consisted of the following:

	2011	2010

Raw materials	$8,046,260	$7,274,506
Work-in-process	9,086,450	6,773,118
Finished goods	6,322,984	7,579,839
Reserve for obsolescence	(493,469)	(424,407)

Total inventories	$22,962,225	$21,203,056

At December 31, 2011 and 2010, work-in-process inventory included $2,771,968 and  $1,853,012, respectively, of deferred production costs and capitalized pre-production costs.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)	Property and equipment, net

Property and equipment consisted of the following:

	2011	2010
Land	$887,081	$887,081
Buildings	11,228,136	4,237,872
Machinery and equipment	23,563,593	16,455,950
Furniture and fixtures	710,922	468,098
Computer equipment and software	1,652,248	1,323,528
Tooling	1,267,733	1,089,086
Vehicles and transportation equipment	245,605	250,718
Leasehold improvements	621,495	289,123
Construction in progress	1,398,535	1,821,879
Total cost	41,575,348	26,823,335
Accumulated depreciation and amortization	(10,333,605)	(7,338,176)

Net property and equipment	$31,241,743	$19,485,159

The aggregate depreciation and amortization charged to operations for the years ended December 31, 2011 and 2010 was $3,646,836 and $3,294,855, respectively.

(4)	Pre-production costs

The Company accounts for pre-production costs in accordance with ASC Topic, Other Assets and Deferred Costs. These costs are amortized over the life of the related contract in proportion to the units produced and are recorded in other assets in the accompanying consolidated balance sheet.

Pre-production costs consisted of the following:

	2011	2010

Pre-production costs, beginning of year	$803,760	$564,968
Costs capitalized	397,544	328,327
Costs reimbursed	(75,084)	-
Amortization	(208,882)	(89,535)

Pre-production costs, end of year	$917,338	$803,760

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)	Other assets

Other assets consisted of the following:

	2011	2010

Pre-production costs	$917,338	$803,760
Refundable tax credit	259,125	-
Unspent bond proceeds	1,154,781	5,771,075
Missouri Development Finance Board bonds	1,683,850	1,808,700

Total Other Assets	$4,015,094	$8,383,535

(6)	Intangible assets, net

Intangible assets consisted of the following:

	2011
	Gross Carrying Amount	Accumulated Amourtization

Finite lived intangible assets:
Customer relationships	$23,673,570	$(5,077,805)
Non-compete agreements	3,946,985	(2,508,130)
Engineering drawings	5,423,156	(1,458,498)
Backlog	644,389	(530,666)
Tradenames	984,000	(984,000)

Total finite lived intangible assets	$34,672,100	(10,559,099)

Goodwill	$14,427,695	$-

	2010
	Gross Carrying Amount	Accumulated Amourtization

Finite lived intangible assets:
Customer relationships	$23,673,570	$(2,913,226)
Non-compete agreements	3,946,985	(1,850,768)
Engineering drawings	5,423,156	(882,276)
Backlog	644,389	(425,692)
Tradenames	984,000	(574,000)

Total finite lived intangible assets	$34,672,100	(6,645,962)

Goodwill	$14,427,695	$-

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6)	Intangible assets, net (continued)

The aggregate amortization charged to operations for the years ended December 31, 2011 and 2010 was $3,913,137 and $4,041,004, respectively.  During 2010, the Company paid contingent consideration related to a prior acquisition by CT Systems, LLC (see note 19) of $122,111, which is reflected as an adjustment to goodwill in connection with the restatement for the business combination.

The aggregate amortization expense for the definite lived intangible assets for the next five years and thereafter is as follows:

Years Ending December 31,

2012	$3,503,136
2013	3,169,742
2014	2,929,563
2015	2,913,329
2016	2,740,798
Thereafter	8,856,433
Total	$24,113,001

Except as noted above, no changes to goodwill were incurred during the years ended December 31, 2011 and 2010.

(7)	Line of credit

As of December 31, 2010, the Company had an available line of credit with a financial institution providing for maximum borrowings equal to the greater of $14,000,000 or the amount allowable under borrowing base restrictions.  The line of credit bore interest at a variable rate (5% at December 31, 2010).  The line expired on February 12, 2011 and the Company renewed its line of credit providing for maximum borrowings equal to the greater of $19,000,000 or the amount allowable under borrowing base restrictions.

In December 2011, the Company refinanced the line of credit with a syndicated group of creditors which provides for maximum borrowings equal to the greater of $25,000,000 or the amount allowable under borrowing base restrictions.  The maximum amount allowable under the borrowing base restrictions at December 31, 2011 was approximately $19,278,000. The Company’s outstanding borrowings under the line of credit totaled $13,203,825.  The line of credit bears interest at either a base rate or LIBOR rate, both of which may vary depending on the Company’s leverage ratio. The applicable rate is defined as the Adjusted Daily LIBOR Rate as defined plus the applicable margin which was 2.50% at December 31, 2011.  The interest rate was 2.78% at December 31, 2011. The line expires on December 15, 2014. The line of credit is collateralized by all assets of the Company.

The line of credit contains certain operating and financial covenants including funded debt to earnings.  As a result of the restatement adjustments as discussed in note 19, the Company was not in compliance with the covenants as of December 31, 2011, and therefore has classified all outstanding borrowings under the line of credit as current.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)	Long-term debt

Long-term debt consists of the following:

Revenue Bonds – Revenue Bonds issued by the City of Washington, Missouri (City) were used to finance the development of a property that was built to suit the Company.  The Company has entered into a lease agreement with the City with payments designed to meet the outstanding bond obligations.  Monthly principal and interest payments of approximately $32,000 are due through February 2013.  Monthly principal and interest payments of $55,200 are due from March 2013 through September 2020, at which time the remaining principal balance is due.  The Bonds bear interest at a floating rate as defined in the bond indenture (2.8% as of December 31, 2011).

Missouri Development Finance Board (MDFB) Loan – Loan due to the MDFB bears interest at rate of 5% per annum and is due in semi-annual principal and interest payments.  Scheduled principal payments ranging between $45,000 and $95,000 are due through final maturity in February 2023.

Term Loan #1 – As of December 31, 2010, the Company had a term loan due to a financial institution with a variable interest rate (5% as of December 31, 2010).

Term Loan #2 – As of December 31, 2010, the Company had a term loan due to a financial institution with a variable interest rate (5% as of December 31, 2010).

In December 2011, the Company refinanced Term Loan #1 and Term Loan #2 (hereinafter referred to as Term Loan #3) with a syndicated group of creditors which provides for borrowings of $17,000,000. Term Loan #3 is payable in equal quarterly principal installments of $708,333, commencing on March 15, 2012. In addition, 120 days after year-end (commencing December 31, 2012), the Company agreed to make additional principal payments in an amount equal to 50% of excess cash flow, as defined. The Company’s outstanding borrowings under Term Loan #3 totaled $17,000,000 at December 31, 2011. Term Loan #3 bears interest at a LIBOR rate equal to the applicable rate plus the applicable margin, which varies depending on the Company’s leverage ratio. The applicable rate is defined as the Adjusted Daily LIBOR Rate.  The applicable margin was 2.50% at December 31, 2011.  The interest rate was 2.78% at December 31, 2011. Term Loan #3 expires on December 15, 2014. The instrument is collateralized by all assets of the Company.

Term Loan #3 contains similar operating and financial covenants as the restructured line of credit above for which the Company was not in compliance with at December 31, 2011, and as such, the outstanding balance of $17,000,000 is classified as current in the accompanying consolidated balance sheet.

Capital Expenditure Draw Loan – In February 2011, the Company obtained a capital expenditure draw loan (the Draw Loan) from a financial institution with a maximum amount available of $2,000,000.  The Company may take periodic advances on the Draw Loan between February 10, 2011 and February 10, 2013 at which time monthly principal payments will be due through February 10, 2014 based on the outstanding balance.  The Draw Loan bears interest at a rate equal to the monthly LIBOR rate plus a margin of 4.5% and is payable monthly.  The interest rate margin may be reduced to 4% upon the occurrence of certain events.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)	Long-term debt (continued)

In December 2011, the Company restructured the Draw Loan with a new financial institution.  The Company’s Draw Loan is structured under the same syndicated instrument and provides for one time borrowings not to exceed $2,000,000. The Company may take periodic advances on the Draw Loan solely for the purpose of purchasing new equipment. The Draw Loan is payable the twelfth month following the date of funding and every third calendar month up to and including November 2014 in the amount of 1/36th of the Funded Principal Amount.  The total outstanding balance is due and payable on December 15, 2014.

The Draw Loan bears interest at either a base rate or LIBOR rate equal to the applicable rate plus the applicable margin, which varies depending on the Company’s leverage ratio. There were no outstanding borrowings under the Draw Loan at December 31, 2011. The Draw Loan has covenants that are consistent with those of the line of credit for which the Company was not in compliance with at December 31, 2011.

Long-term debt consisted of the following as of December 31:

	2011	2010
Revenue Bonds	$7,849,981	$8,014,015
Missouri Development Finance Board Loan	1,683,850	1,808,700
Term Note #1	-	18,663,665
Term Note #2	-	979,167
Term Note #3	17,000,000	-

Total financial institution debt	26,533,831	29,465,547

Less current portion	17,276,559	3,681,352

Noncurrent portion	$9,257,272	$25,784,195

Maturities of long-term debt are as follows:

Years Ending December 31,

2012	$17,276,559
2013	495,683
2014	584,117
2015	604,010
2016	624,178
Thereafter	6,949,284
Total long-term debt	$26,533,831

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)	Subordinated debt

Subordinated debt consists of the following:

Subordinated Note #1 – The Company has a subordinated note payable to a member of the Company which is secured by substantially all assets of the Company.  Interest shall accrue and be added to the principal balance due.  Beginning December 31, 2010, and on each subsequent June 30 and December 31 prior to and including December 31, 2013, installments of $357,143 plus interest are required and the entire outstanding principal and interest is due on December 31, 2013.  Subordinated Note #1 bears interest at 15% per annum.  In addition, prepayment is only allowed in an amount equal to 25% of excess cash flow, as defined, provided the Company is not in default.  Subordinated Note #1 requires that the Company remain in compliance with the senior debt covenants for which the Company was not in compliance with at December 31, 2011, and as such, the outstanding balance of $4,712,617 is classified as current in the accompanying consolidated balance sheet.

Subordinated Note #2 – The Company has a loan payable to the seller of Tulsa which is subordinated to the prior payment in full of all senior debt and is secured by substantially all of the assets of Tulsa.  Subordinated Note #2 is payable in semi-annual principal payments of $179,791.  Interest is payable in semi-annual installments at prime (3.25% as of December 31, 2011 and 2010). The Company may make prepayments of principal if certain quarterly sales targets are met in accordance with the provisions of the Seller Note.  The Seller Note matures on July 31, 2013.

Subordinated debt consisted of the following as of December 31:

	2011	2010
Subordinated note #1	$4,712,617	$5,426,903
Subordinated note #2	1,078,745	1,258,535

Total subordinated debt	5,791,362	6,685,438

Less current portion	5,072,199	1,073,868

Noncurrent portion	$719,163	$5,611,570

Maturities of subordinated debt are as follows:

Years Ending December 31,

2012	$5,072,199
2013	719,163
Total subordinated debt	$5,791,362

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(10) Capital lease

In September 2011, the Company entered into a financing arrangement that provides the Company with up to $4,500,000 in funding through the use of industrial development revenue bonds issued by the City of Washington, Missouri (the City). Pursuant to the arrangements, the Company may acquire equipment for its production facility in the City of Washington.  Following acquisition, the Company may sell and lease back such property and equipment to the City of Washington.  The financing and associated property and equipment obtained under these arrangements are recorded as capital leases.

To the extent the Company does not utilize the maximum amount available by March 1, 2013, it will incur a prepayment fee as set forth in the lease agreement. During 2011, the Company acquired assets totaling $2,484,761 under these arrangements and anticipates utilizing the full amount available under the lease arrangement for the purchase of equipment.

The future minimum lease payments required under the capital lease and the present value of the net minimum lease payments as of December 31, 2011, are as follows:

Years Ending December 31,

2012	$185,389
2013	228,528
2014	245,088
2015	327,888
2016	327,888
Thereafter	1,733,871

Total minimum lease payments	3,048,652

Less amount representing interest	563,891

Present value of minimum lease payments	2,484,761

Less current portion of capital lease obligation	87,288

Long-term capital lease obligation	$2,397,473

The assets recorded under the capital lease and included in property and equipment consist of the following at December 31, 2011:

2011
Machinery and equipment	$2,484,761
Less accumulated depreciation	(45,445)

Net book value of assets under capital lease	$2,439,316

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(11)	Members’ equity

As of December 31, 2010, Valent held a note receivable from a member for $250,000, noninterest bearing and due on the earlier of (i) December 31, 2012; (ii) termination of employment; or (iii) the effective date of any sale or disposition of all or any significant portion of Valent’s assets.  As security for the payment and performance under the note, the member pledged and granted Valent a security interest in the 67 units of Valent held by the member.  During 2010, employment was terminated, and at that time, the member units were returned to Valent and the note included as contra equity, was forgiven.

(12)	Operating leases

The Company operates certain of its production facilities in leased facilities and maintains a portion of their equipment under non-cancelable operating lease agreements having initial terms of more than one year and expiring at various dates through 2022.

The future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Years Ending December 31,

2012	$395,300
2013	338,900
2014	227,000
2015	159,100
2016	159,100
Thereafter	308,500
Total	$1,587,900

Rent expense under these operating leases was $514,895 and $411,775 for the years ended December 31, 2011 and 2010, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(13)	Missouri Development Finance Board

In December 2010, the Company acquired Series 2010 Missouri Development Finance Board BUILD Bonds (Bonds) in the amount of approximately $1,800,000 using proceeds obtained from a loan from the Missouri Development Finance Board for approximately the same amount. The Company will receive semi-annual payments of principal and interest at 5% per annum on the bonds in amounts that are equal to the semi-annual principal and interest payments due on the loan.  Loan interest is also 5% per annum.  The Bonds and associated loan are scheduled to be repaid in February 2023.  The balance outstanding under the Bonds and the loan were approximately $1,700,000 as of December 31, 2011. The balance of the investment in the Bonds is presented gross and included in other assets while the associated debt is in long-term debt in the accompanying consolidated balance sheets.

Pursuant to the Build Missouri Program Agreement dated December 2010, to the extent the Company achieves certain employment objectives, the Company expects to receive a refundable credit to their Missouri income tax of an amount equal to principal and interest payments made under the terms of the above loan.  Such credits will be recorded as a reduction to rent expense in the year loan payments are made if employment objectives are met during that year.  A refundable credit of $259,125 and $0 has been recorded in other assets as of December 31, 2011 and 2010, respectively.

(14)	Retirement and profit sharing plans

The Company participates in 401(k) and Simple IRA plans qualified under section 401(k) of the Internal Revenue Code.  Essentially, all full-time employees are eligible to participate in the plans.  Participants may elect to have a portion of their salary contributed to the respective plans within certain limits.  Under the plans, each of the participants may contribute a discretionary matching contribution equal to a uniform percentage of the participant’s compensation contributed to the applicable plan.  The exact percentage, if any, will be determined each year and shall not exceed 3% of a participant’s compensation for the year.  The Company made contributions of $377,473 and $262,405 for the years ended December 31, 2011 and 2010, respectively.

(15)	Concentrations

For the years ended December 31, 2011 and 2010, approximately 69% and 65%, respectively, of the Company’s sales were to two customers.  Trade accounts receivable for these customers were approximately 68% and 65% of the total outstanding amounts as of December 31, 2011 and 2010, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(16)	Related party transactions

The Company incurred management fees to certain members of the Company or their affiliates for consulting services pursuant to management consulting agreements in the amount of $1,000,000 for each of the years ended December 31, 2011 and 2010.  The Company recognized $308,054 and $0 at December 31, 2011 and 2010, respectively, in accrued liabilities related to these management fees.

Lenexa leased warehouse space to a related party under common ownership for $102,000 for the year ended December 31, 2010.  The lessee of the property became an unrelated party during 2011 due to a change in ownership.

Washington leased equipment from a related party under common ownership for $58,000 during the year ended December 31, 2011.

(17)	Income taxes

St. Louis provides for current and deferred income taxes to reflect the impact of temporary differences between the recorded amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Income tax expense (benefit) was computed as follows:

	2011	2010
Current income tax (benefit) expense
Federal and state income taxes	$(209,511)	$61,436

Deferred income tax benefit	(374,845)	(341,362)

Total income tax benefit	$(584,356)	$(279,926)

The significant temporary differences and the related deferred tax assets and liabilities are as follows:

	2011	2010

Deferred tax liabilities
Inventory	$-	$(10,983)
Intangible assets	(2,096,239)	(2,456,053)
Property and equipment	(342,713)	(346,761)

Total deferred income taxes	$(2,438,952)	$(2,813,797)

Current liabilities	$-	$(10,983)
Net noncurrent liabilities	(2,438,952)	(2,802,814)

Total deferred taxes	$(2,438,952)	$(2,813,797)

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(18)	Contingencies, risks and uncertainties

As a contract manufacturer of precision components, the Company currently fabricates precision components and assemblies to customer specifications, primarily for the aerospace industry.  The Company is subject to various risks and uncertainties relating to future operating results, liquidity and financial condition that could cause actual results to differ from the estimates made in the Company’s financial statements.  Such risks and uncertainties include the profitably of the commercial airline industry, significant customers, labor and commodity markets, and the Company’s ability to maintain financing.

(19)	Restatements

The Company’s previous consolidated financial statements reflected the acquisition of CT in a manner similar to a pooling of interests.  During 2012, management changed their accounting policy and on October 22, 2012 restated the previously issued consolidated financial statements as of and for the year ended December 31, 2009 in order to reflect the business combination in accordance with generally accepted accounting principles.  Subsequent to that date, the Company entered into a membership interest purchased agreement with LMI Aerospace, Inc. (LMI) and determined  that the consolidated financial statements should be restated to change the accounting for revenue recognition for VOI arrangements and the lease obligation associated with the Washington, Missouri facility lease as further described below.

Revenue Recognition and Washington Lease
The Company has restated net sales associated with the VOI arrangements.  The VOI arrangements originated in 2009 and included contractual agreements between various divisions of the Company and an unrelated third party (the VOI Customer).  The Company’s previous accounting policy for revenue recognition was to recognize revenue as product was delivered as in management’s opinion, the contractual agreements coupled with a verbal arrangement, supported the conclusion that the VOI Customer enjoyed all of the rights and responsibilities of ownership at the time of receipt of the products.

However, the Company has subsequently determined that, because the contract indicated that title does not transfer until the products’ use, the Company should not recognize revenue and related cost of sales until the VOI Customer uses the product.  As a result, the Company has derecognized revenue from sales related to product shipped to but not yet used by the VOI Customer which resulted in an increase of net sales and cost of sales of $625,424 and $330,634 for the year ended December 31, 2011, respectively, and a reduction of net sales and cost of sales of $973,118 and $650,813 for the year ended December 31, 2010, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

The Company has also restated the 2011 and 2010 consolidated financial statements in order to recognize ownership of real property in Washington, Missouri during its construction period.  On August 1, 2010, the City issued revenue bonds (the Bonds) in the total maximum principal amount of $8,027,039.  The proceeds of the Bonds were used to acquire certain real property (the Project Site) and then lease the Project Site to Washington Civic Industrial Corporation (WCIC) for the purpose of constructing a manufacturing facility thereon.  WCIC also was obligated for the purchase and installation of equipment and fixtures related thereto (the Project Improvements).  Effective September 3, 2010, the Company entered into a sublease of the Project Site and Project Improvements from WCIC.  The sublease requires monthly payments of an amount equal to principal and interest payments required on the Bonds by the Trust Indenture, as well as additional rent for other costs as agreed to by WCIC and the Company.  Initially, the Company recorded no ownership of the Project Site during its construction period, rather expensed payments made under the sublease agreement with WCIC consistent with treatment as an operating lease.

However, the Company has subsequently determined that it should be deemed the owner of the property during the construction period under the guidance of ASC 840-40, Sale-Leaseback Transactions, because the Company has provided certain limited indemnities to the City, Trustee and their governing body, and other third-parties with respect to costs arising from third-party damage claims during construction.  Accordingly, the Company has recorded the transaction as a financing transaction during the construction period and has recorded capital assets totaling $2,225,621, including $18,192 of capitalized interest as of December 31, 2010 and capital assets of $7,165,434, including $206,011 of capitalized interest as of December 31, 2011.  Additionally, the Company recorded associated deferred financing costs of $190,232.

As of December 31, 2011 and 2010, remaining funds available for the Project Site and Project Improvements of $1,154,781 and $5,771,075, respectively were held in escrow by the trust, have been presented gross of the lease obligation, and are included in other assets in the accompanying consolidated balance sheets.

Business Combination
Additionally, the Company restated the 2011 and 2010 consolidated financial statements on October 3, 2012 to account for the acquisition of CT.  On November 13, 2009, Valent acquired all of the outstanding equity of CT Systems, LLC and its wholly owned subsidiary (CT). Consideration paid of $29,807,000 consisted of cash of $8,625,000, which was recorded as a members’ distribution in the 2009 consolidated financial statements, and equity of the Company with an estimated fair value of $21,182,000, which was determined using a combination of market transactions for comparable companies as well as an income approach using the discounted future estimated cash flows.  The acquisition was consummated in order to develop operating synergies and to better serve shared customers.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

Prior to October 3, 2012, the Company had not previously recorded its acquisition of the controlling financial interests in CT as a business combination under the acquisition method (ASC 805) as of or for the years ended December 31, 2009 through 2011. The acquisition method requires that the Acquired Entity’s assets acquired and liabilities assumed be measured and recognized at fair value and goodwill recorded for the excess of the consideration paid over the fair value of its identifiable net assets. Valent has previously reported this transaction in a manner similar to a pooling of interests whereby the Acquired Entity’s assets and liabilities were recorded at their historical carrying amount on the date of the transaction and the revenues and expenses for the period prior to the acquisition were included in the operating results for the year ended December 31, 2009.  As a result, the difference between the carrying amount and fair value of the net assets acquired on the date of acquisition was not recognized.

The following table includes information regarding the original carrying value of the net assets acquired as previously reported under the pooling of interests method, adjustments to restate the acquisition using the acquisition method, and estimated fair value of the net assets acquired on November 13, 2009:

	Pooling of	Fair Value	Acquisition Date
	Interests	Adjustments	Fair Value
Cash	$1,601	-	$1,601
Accounts receivable	5,042,690	-	5,042,690
Inventory	9,825,282	211,315	10,036,597
Prepaid expenses	351,494	-	351,494
Property and equipment	6,240,252	(65,435)	6,174,817
Other assets	62,660	(62,660)	-
Identifiable intangible assets	3,551,069	21,996,931	25,548,000
Goodwill	9,710,583	(3,367,612)	6,342,971
Accounts payable and accrued liabilities	(5,064,240)	13,889	(5,050,351)
Other liabilities	(11,356)	-	(11,356)
Bank debt	(15,354,551)	-	(15,354,551)
Deferred income taxes	(498,912)	(2,776,000)	(3,274,912)

Net assets	$13,856,572	$15,950,428	$29,807,000

Goodwill recognized of $6,342,971 is not tax deductible and relates to the synergies the Company expects to realize as a result of the transaction.

The bank debt acquired consists primarily of a line of credit which expired in February 2010. The fair value of the debt is impacted by changes in CT System’s credit spread as well as market rates for debt with similar characteristics (typically measured by the credit default swap rates).  Based on the short duration of the debt and the Company’s analysis of changes in credit spreads, the fair value of the debt has been estimated to equal its carrying value.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(19)	Restatements (continued)

The Company has restated the consolidated financial statements as of and for the years ended December 31, 2011 and 2010 as follows:

	Consolidated Balance Sheet
	As of December 31, 2011
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Current assets:
Cash	$2,419,967	$-	$(201,891)	$2,218,076
Trade receivables, net	14,085,439	-	(1,721,808)	12,363,631
Inventories	22,167,882	(438,000)	1,232,343	22,962,225
Prepaid expenses	903,125	-	(152,962)	750,163
Income tax receivable	261,120	-	(105,360)	155,760
Total current assets	39,837,533	(438,000)	(949,678)	38,449,855

Property and equipment, net	23,426,122	(65,434)	7,881,055	31,241,743

Other assets:
Other assets	1,085,852	-	2,929,242	4,015,094
Deferred financing costs, net	189,963	-	156,289	346,252
Intangible assets, net	7,072,667	17,040,334	-	24,113,001
Goodwill	17,917,419	(3,739,791)	250,067	14,427,695
Total other assets	26,265,901	13,300,543	3,335,598	42,902,042

Total assets	$89,529,556	$12,797,109	$10,266,975	$112,593,640

Current liabilities:
Accounts payable	$11,369,819	$-	870,988	$12,240,807
Accrued expenses and other liabilities	3,020,712	-	(51,906)	2,968,806
Deferred revenue	734,078	-	90,611	824,689
Line of credit	-	-	13,203,825	13,203,825
Current portion of long-term debt	3,994,488	-	18,441,558	22,436,046
Total current liabilities	19,119,097	-	32,555,076	51,674,173

Line of credit	13,203,825	-	(13,203,825)	-

Long-term debt, net of current portion	16,564,141	-	(4,909,396)	11,654,745

Subordinated debt, net of current portion	4,717,494	-	(3,998,331)	719,163

Deferred income taxes	293,870	2,776,000	(630,918)	2,438,952

Total liabilities	53,898,427	2,776,000	9,812,606	66,487,033

Members' contributions	32,741,354	22,694,009	(10,189,509)	45,245,854

Members' distributions	(10,714,738)	-	10,189,508	(525,230)

Members' retained earnings	13,604,513	(12,672,900)	454,370	1,385,983

Members' equity	35,631,129	10,021,109	454,369	46,106,607

Total liabilities and members' equity	$89,529,556	$12,797,109	10,266,975	$112,593,640

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

	Consolidated Balance Sheet
	As of December 31, 2010
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated
Current assets:
Cash	$306,092	$-	$(94,767)	$211,325
Trade receivables, net	11,986,906	-	(2,319,723)	9,667,183
Inventories	20,072,453	(438,000)	1,568,603	21,203,056
Prepaid expenses	502,326	-	(122,831)	379,495
Income tax receivable	142,399	-	-	142,399
Total current assets	33,010,176	(438,000)	(968,718)	31,603,458

Property and equipment, net	17,324,970	(65,424)	2,225,613	19,485,159

Other assets:
Other assets	803,760	-	7,579,775	8,383,535
Deferred financing costs, net	-	-	182,204	182,204
Intangible assets, net	8,663,323	19,362,806	9	28,026,138
Goodwill	17,917,419	(3,739,791)	250,067	14,427,695
Total other assets	27,384,502	15,623,015	8,012,055	51,019,572

Total assets	$77,719,648	$15,119,591	$9,268,950	$102,108,189

Current liabilities:
Accounts payable	$6,174,783	$-	$46,574	$6,221,357
Accrued expenses and other liabilities	2,164,204	-	-	2,164,204
Deferred revenue	1,160,786	-	-	1,160,786
Deferred income taxes	10,983	-	-	10,983
Current portion of long-term debt	4,466,725	-	288,495	4,755,220
Total current liabilities	13,977,481	-	335,069	14,312,550

Line of credit	9,536,439	-	-	9,536,439

Long-term debt, net of current portion	16,249,975	-	9,534,220	25,784,195

Subordinated debt, net of current portion	5,611,570	-	-	5,611,570

Deferred income taxes	370,380	2,776,000	(343,566)	2,802,814

Total liabilities	45,745,845	2,776,000	9,525,723	58,047,568

Members' contributions	32,741,354	22,694,009	(10,189,509)	45,245,854

Members' distributions	(10,661,338)	-	10,189,508	(471,830)

Members' retained earnings (deficit)	9,893,787	(10,350,418)	(256,772)	(713,403)

Members' equity	31,973,803	12,343,591	(256,773)	44,060,621

Total liabilities and members' equity	$77,719,648	$15,119,591	$9,268,950	$102,108,189

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

	Consolidated Statement of Income
	For the Year Ended December 31, 2011
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Net sales	$86,136,447	$-	$374,425	$86,510,872

Cost of sales	70,795,058	-	663,822	71,458,880

Gross profit	15,341,389	-	(289,397)	15,051,992

Selling, general and administrative expenses	8,311,316	(1,590,655)	(635,141)	6,085,520
Amortization of intangible assets	-	3,913,137	-	3,913,137

Operating income	7,030,073	(2,322,482)	345,744	5,053,335

Other income (expense)
Interest expense	(2,237,031)	-	(115,225)	(2,352,256)
Management fee	(1,000,000)	-	-	(1,000,000)
Miscellaneous income	45,004	-	298,631	343,635
Relocation costs	(451,599)	-	-	(451,599)
Loss on disposal of property and equipment	(78,085)	-	-	(78,085)
Total other income (expense)	(3,721,711)	-	183,406	(3,538,305)

Income before income taxes	3,308,362	(2,322,482)	529,150	1,515,030

Income tax benefit	(402,364)	-	(181,992)	(584,356)
Net income	$3,710,726	$(2,322,482)	$711,142	$2,099,386

	Consolidated Statement of Income
	For the Year Ended December 31, 2010
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Net sales	$77,813,175	$-	$(940,244)	$76,872,931

Cost of sales	65,317,774	-	(387,769)	64,930,005

Gross profit	12,495,401	-	(552,475)	11,942,926

Selling, general and administrative expenses	6,957,881	(1,783,189)	(90,599)	5,084,093
Amortization of intangible assets	-	4,041,001	-	4,041,001

Operating income	5,537,520	(2,257,812)	(461,876)	2,817,832

Other income (expense)
Interest expense	(2,589,822)	-	(9,863)	(2,599,685)
Management fee	(1,000,000)	-	-	(1,000,000)
Miscellaneous income	1,201	-	-	1,201
Acquisition costs	(2,027)	-	-	(2,027)
Gain (loss) on disposal of property and equipment	(76,651)	-	78,278	1,627
Total other income (expense)	(3,667,299)	-	68,415	(3,598,884)

Income (loss) before income taxes	1,870,221	(2,257,812)	(393,461)	(781,052)

Income tax (benefit) provision	14,559	-	(294,485)	(279,926)

Net income (loss)	$1,855,662	$(2,257,812)	$(98,976)	$(501,126)

	Consolidated Statement of Members' Equity
	For the Year Ended December 31, 2011
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Balance, January 1	$31,973,803	$12,343,591	$(256,773)	$44,060,621
Net income	3,710,726	(2,322,482)	711,142	2,099,386
Distributions to members	(53,400)	-	-	(53,400)

Balance, December 31	$35,631,129	$10,021,109	$454,369	$46,106,607

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

	Consolidated Statement of Members' Equity
	For the Year Ended December 31, 2010
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Balance, January 1	$30,118,141	$14,601,403	$(157,797)	$44,561,747
Net income	1,855,662	(2,257,812)	(98,976)	(501,126)
Distributions to members	-	-	-	-

Balance, December 31	$31,973,803	$12,343,591	$(256,773)	$44,060,621

	Consolidated Statement of Cash Flows
	For the Year Ended December 31, 2011
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Cash flows from operating activities
Net income	$3,710,726	$(2,322,482)	$711,142	$2,099,386
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	3,618,522	-	28,314	3,646,836
Amortization of intangible assets	1,590,655	2,322,482	(3,669,804)	243,333
Amortization of pre-production costs	243,333	-	3,669,804	3,913,137
Amortization of deferred financing costs	87,396	-	25,915	113,311
Deferred income tax benefit	(87,493)	-	(287,352)	(374,845)
Loss on disposal of property and equipment	78,085	-	-	78,085
Net change in operating assets and liabilities
Trade receivables	(2,098,533)	-	(597,915)	(2,696,448)
Inventories	(863,913)	-	336,260	(527,653)
Prepaid expenses and other assets	(384,251)	-	30,131	(354,120)
Accounts payable	3,406,395	-	(107,126)	3,299,269
Accrued expenses and other liabilities	2,491	-	105,360	107,851
Deferred revenue	(426,708)	-	90,611	(336,097)

Net cash flows from operating activities	8,876,705	-	335,340	9,212,045

Cash flows from investing activities
Purchase of property and equipment	(6,850,391)	-	(187,819)	(7,038,210)
Proceeds from the sale of property and equipment	378,762	-	-	378,762
Payment of pre-production costs	(306,933)	-	(90,611)	(397,544)
Payment of deferred production costs	(1,230,541)	-	-	(1,230,541)
Reimbursement of pre-production costs	75,084	-	-	75,084

Net cash flows used by investing activities	(7,934,019)	-	(278,430)	(8,212,449)

Cash flows from financing activities
Net borrowings of line of credit	2,554,095	-	-	2,554,095
Repayment of financial institution debt	(5,996,998)	-	-	(5,996,998)
Repayment of bonds payable	-	-	(164,034)	(164,034)
Repayment of subordinated note #1	(714,286)	-	-	(714,286)
Repayment of subordinated note #2	(179,790)	-	-	(179,790)
Proceeds from long-term debt	3,354,166	-	-	3,354,166
Payment of financing costs	(277,359)	-	-	(277,359)
Distributions to members	(53,400)	-	-	(53,400)
Reimbursements for the purchase of equipment under a long-term capital lease	2,484,761	-	-	2,484,761

Net cash flows from financing activities	1,171,189	-	(164,034)	1,007,155

Net change in cash	2,113,875	-	(107,124)	2,006,751

Cash, beginning of period	306,092	-	(94,767)	211,325

Cash, end of period	$2,419,967	$-	(201,891)	$2,218,076

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(19)	Restatements (continued)

	Consolidated Statement of Cash Flows
	For the Year Ended December 31, 2010
	As Previously	Oct 3, 2012	Dec 24, 2012
	Reported	Adjustments	Adjustments	Restated

Cash flows from operating activities
Net income	$1,855,662	$(2,257,812)	$(98,976)	$(501,126)
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	3,294,855	-	-	3,294,855
Amortization of intangible assets	1,783,192	2,257,812	(3,951,469)	89,535
Amortization of pre-production costs	89,535	-	3,951,469	4,041,004
Amortization of deferred financing costs	154,167	-	8,028	162,195
Deferred income tax benefit	(46,877)	-	(294,485)	(341,362)
Loss on disposal of property and equipment	76,651	-	(78,278)	(1,627)
Net change in operating assets and liabilities
Trade receivables	(2,236,985)	-	973,120	(1,263,865)
Inventories	122,062	-	(600,665)	(478,603)
Prepaid expenses and other assets	(210,677)	-	122,831	(87,846)
Accounts payable	(329,883)	-	(94,768)	(424,651)
Accrued expenses and other liabilities	679,185	-	(1)	679,184
Deferred revenue	(1,011,706)	-	-	(1,011,706)

Net cash flows from operating activities	4,219,181	-	(63,194)	4,155,987

Cash flows from investing activities
Purchase of property and equipment	(1,361,572)	-	(18,192)	(1,379,764)
Proceeds from the sale of property and equipment	508,571	-	-	508,571
Payment of pre-production costs	(328,327)	-	-	(328,327)
Payment of contingent consideration	(122,111)	-	-	(122,111)

Net cash flows used by investing activities	(1,303,439)	-	(18,192)	(1,321,631)

Cash flows from financing activities
Net borrowings of line of credit	609,843	-	-	609,843
Repayment of financial institution debt	(3,150,263)	-	-	(3,150,263)
Repayment of bonds payable	-	-	(13,381)	(13,381)
Repayment of subordinated note #1	(536,934)	-	-	(536,934)

Net cash flows used by financing activities	(3,077,354)	-	(13,381)	(3,090,735)

Net change in cash	(161,612)	-	(94,767)	(256,379)

Cash, beginning of period	467,704	-	-	467,704

Cash, end of period	$306,092	$-	$(94,767)	$211,325

(20)	Subsequent events

The Company has evaluated subsequent events through December 24, 2012, the date which the consolidated financial statements are available to be issued.  Except as noted below, no issues were identified for adjustment to, or disclosure in, the notes to the consolidated financial statements.

In January 2012, the Company entered into an interest rate swap agreement designed to fix the variable rate portion of interest on Term Loan #3 at .81%, such that the effective interest rate, including the current applicable margin of 2.5%, is 3.31%. The forward starting swap begins in February 2013 and expires in November 2014 and is designed so that the notional amount of approximately $14,200,000 is reduced as scheduled principal payments are made.

In March 2012, a member of the Company acquired 55,511 common units of the Company for $4,628,820.  The proceeds of the capital contribution were used to repay amounts due under Subordinated Note #1.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(20)	Subsequent events (continued)

In March 2012, the Company issued 98,340 Class A Convertible Senior Preferred Units (the Preferred Units) of the Company for $8,200,000.  Such securities yield a 10% preferred return and each Preferred Unit may be converted to one common unit at any time after January 1, 2015 or earlier upon a change of control without prior consent of the Company’s management committee.  The Preferred Units may be redeemed at any time by the Company upon approval of the Company’s management committee at an amount equal to the original capital contribution plus any unpaid preferred return.

In April 2012, the Company entered into a lease agreement with the City of Fredonia, Kansas (City of Fredonia) for the lease of property and improvements in the City of Fredonia.  Monthly payments were due beginning on May 1, 2012 through April 1, 2032 in an amount sufficient to service the total principal and interest on the underlying Industrial Revenue Bonds Series 2012A issued by the City of Fredonia in the amount of $2,184,726.

In April 2012, the Company acquired 80% of certain assets and assumed 80% of certain liabilities of Ozark Mountain Technologies, Inc. (OMT) for $10,123,706.  OMT provides metal finishing services at its facility in Cuba, Missouri.

In June 2012, the Company entered into a lease agreement with the City of Fredonia for the lease of equipment.  Monthly payments were due beginning on June 27, 2012 through July 1, 2021 in an amount sufficient to service the total principal and interest on the underlying Industrial Development Revenue Bonds Series 2012B issued by the City of Fredonia in the amount of $3,060,000.

In August 2012, the Company executed an amendment to its existing line of credit which increases the maximum borrowings to $35,000,000.

In September 2012, the Company entered into a lease agreement with the City of Washington for the lease of equipment.  Monthly payments are due beginning on November 1, 2012 through October 1, 2022 in an amount sufficient to service the total principal and interest on the underlying Taxable Industrial Development Revenue Bonds Series 2012 issued by the City of Washington in the amount of $4,500,000.

In September 2012, the Company obtained a loan in the amount of $2,247,966 with interest at a rate of 3.21% per annum from a bank pursuant to a master loan agreement which allows for borrowings of up to $10,000,000 in order to finance certain equipment purchased by the Company.  Such loan is due in 84 monthly principal and interest payments of $29,916 beginning on October 1, 2012.

In December 2012, the Company acquired the remaining 20% of certain assets and assumed the remaining 20% of certain liabilities of OMT for $2,500,000.  $500,000 was paid in cash on the closing date, with the remaining $2,000,000 to be paid in thirty-six equal consecutive monthly payments of $55,556.

In December, 2012, the Company executed a Membership Interest Purchase Agreement with LMI whereby LMI agreed to acquire all the issued and outstanding equity interests of the Company for an initial consideration of $237,000,000, less approximately $12,573,000 which will be used to repay all principal outstanding for Industrial Revenue Bond obligations with the cities of Fredonia, Kansas and Washington, Missouri.

SUPPLEMENTARY INFORMATION

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

To the Members

VALENT AEROSTRUCTURES, LLC

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The attached consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies.  Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements.  The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with U.S. generally accepted auditing standards.  In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As described in note 19 to the consolidated financial statements, the Company has restated its December 31, 2011 and 2010 consolidated financial statements.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.
Leawood, Kansas
December 24, 2012

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS

December 31, 2011

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Valent	Eliminations	Consolidated

A S S E T S

CURRENT ASSETS
Cash	$1,000	$147	$454	$604	$1,428	$300	$250	$2,213,893	$-	$2,218,076
Trade receivables, net	771,836	783,510	4,881,120	1,636,698	3,355,410	2,083,196	367,464	15,126	(1,530,729)	12,363,631
Inventories, net	2,752,446	1,760,860	3,068,259	2,799,773	6,034,399	4,413,117	481,515	1,862,253	(210,397)	22,962,225
Prepaid expenses and other current assets	69,477	36,023	8,155	10,193	349,389	48,693	6,065	222,168	-	750,163
Income tax receivable	155,760	-	-	-	-	-	-	-	-	155,760
TOTAL CURRENT ASSETS	3,750,519	2,580,540	7,957,988	4,447,268	9,740,626	6,545,306	855,294	4,313,440	(1,741,126)	38,449,855

PROPERTY AND EQUIPMENT, net	1,306,000	140,779	2,459,164	3,505,593	16,602,978	5,511,630	1,434,459	281,140	-	31,241,743

OTHER ASSETS
Other assets	125,340	-		36,869	3,640,020	215,518	-	5,601	(8,254)	4,015,094
Intercompany receivables	862,304	(3,736,650)	1,724,608	1,149,738	-	-	-	24,683,848	(24,683,848)	-
Investment in subsidiary	-	-	-	-	-	-	-	52,235,560	(52,235,560)	-
Deferred financing costs, net	-	-	-	-	156,289	-	-	189,963	-	346,252
Intangible assets, net	5,362,707	2,878,235	7,962,508	3,357,476	2,763,184	738,826	1,050,065	-	-	24,113,001
Goodwill	3,792,697	539,782	1,323,313	687,176	-	3,276,772	4,807,955	-	-	14,427,695
TOTAL OTHER ASSETS	10,143,048	(318,633)	11,010,429	5,231,259	6,559,493	4,231,116	5,858,020	77,114,972	(76,927,662)	42,902,042

TOTAL ASSETS	$15,199,567	$2,402,686	$21,427,581	$13,184,120	$32,903,097	$16,288,052	$8,147,773	$81,709,552	$(78,668,788)	$112,593,640

L I A B I L I T I E S

CURRENT LIABILITIES
Accounts payable	$761,695	$744,713	$3,098,415	$2,347,628	$3,845,161	$2,723,157	$225,251	$33,770	$(1,538,983)	$12,240,807
Accrued expenses and other liabilities	343,328	91,966	476,365	828,737	227,168	233,905	114,604	652,733	-	2,968,806
Deferred revenue	-	-	-	-	824,689	-	-	-	-	824,689
Lines of credit	1,336,901	1,312,315	2,617,116	-	-	3,054,782	1,533,965	13,203,825	(9,855,079)	13,203,825
Current portion of long-term debt	-	-	-	-	363,847	-	359,582	21,712,617	-	22,436,046
TOTAL CURRENT LIABILITIES	2,441,924	2,148,994	6,191,896	3,176,365	5,260,865	6,011,844	2,233,402	35,602,945	(11,394,062)	51,674,173

TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	1,000,000	-	3,000,000	3,646,286	13,837,228	3,000,000	2,000,000	-	(14,828,769)	11,654,745

SUBORDINATED DEBT, net of current portion	-	-	-	-	-	-	719,163	-	-	719,163

DEFERRED INCOME TAXES	2,438,952	-	-	-	-	-	-	-	-	2,438,952

TOTAL LIABILITIES	5,880,876	2,148,994	9,191,896	6,822,651	19,098,093	9,011,844	4,952,565	35,602,945	(26,222,831)	66,487,033

E Q U I T Y

COMMON STOCK	65,695	-	-	-	-	-	-	-	(65,695)	-

ADDITIONAL PAID IN CAPITAL	10,432,741	-	-	-	-	-	-	-	(10,432,741)	-

MEMBERS' CONTRIBUTIONS	-	1,795,891	15,604,395	3,088,016	4,578,862	10,500,000	4,000,000	45,245,854	(39,567,164)	45,245,854

MEMBERS' DISTRIBUTIONS	-	-	-	-	(416,830)	55,000	-	(525,230)	361,830	(525,230)

RETAINED EARNINGS (DEFICIT)	(1,179,745)	(1,542,199)	(3,368,710)	3,273,453	9,642,972	(3,278,792)	(804,792)	1,385,983	(2,742,187)	1,385,983

TOTAL EQUITY	9,318,691	253,692	12,235,685	6,361,469	13,805,004	7,276,208	3,195,208	46,106,607	(52,445,957)	46,106,607

TOTAL LIABILITIES AND EQUITY	$15,199,567	$2,402,686	$21,427,581	$13,184,120	$32,903,097	$16,288,052	$8,147,773	$81,709,552	$(78,668,788)	$112,593,640

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS

 December 31, 2010

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Valent	Eliminations	Consolidated

A S S E T S

CURRENT ASSETS
Cash	$1,000	$(55,358)	$454	$(38,504)	$(88,659)	$(41,233)	$250	$433,375	$-	$211,325
Trade receivables, net	599,860	973,639	4,372,883	1,084,588	1,841,545	1,571,499	222,005	-	(998,836)	9,667,183
Inventories, net	1,791,330	2,147,304	3,010,941	2,513,053	5,673,669	5,127,950	514,740	644,371	(220,302)	21,203,056
Prepaid expenses and other current assests	25,811	65,017	8,547	9,535	71,439	150,710	24,368	24,068	-	379,495
Income tax receivable	142,399	-	-	-	-	-	-	-	-	142,399
TOTAL CURRENT ASSETS	2,560,400	3,130,602	7,392,825	3,568,672	7,497,994	6,808,926	761,363	1,101,814	(1,219,138)	31,603,458

PROPERTY AND EQUIPMENT, net	1,092,657	181,359	2,452,887	1,732,834	6,133,501	5,632,421	2,088,056	171,444	-	19,485,159

OTHER ASSETS
Other assets	93,404	-	-	-	7,910,519	334,331	45,281	-	-	8,383,535
Intercompany receivables	862,304	(3,736,650)	1,724,608	1,149,738	-	-	-	28,409,754	(28,409,754)	-
Investment in subsidiary	-	9,765,165	-	-	-	-	-	49,333,024	(59,098,189)	-
Deferred financing costs	-	-	-	-	182,204	-	-	-	-	182,204
Intangible assets, net	6,081,086	3,292,837	9,084,626	3,821,487	3,527,940	927,591	1,290,571	-	-	28,026,138
Goodwill	3,792,697	539,783	1,323,314	687,176	-	3,276,770	4,807,955	-	-	14,427,695
TOTAL OTHER ASSETS	10,829,491	9,861,135	12,132,548	5,658,401	11,620,663	4,538,692	6,143,807	77,742,778	(87,507,943)	51,019,572

TOTAL ASSETS	$14,482,548	$13,173,096	$21,978,260	$10,959,907	$25,252,158	$16,980,039	$8,993,226	$79,016,036	$(88,727,081)	$102,108,189

L I A B I L I T I E S

CURRENT LIABILITIES
Accounts payable	$134,089	$712,212	$2,835,302	$554,585	$1,270,153	$1,426,588	$138,895	$148,369	$(998,836)	$6,221,357
Accrued expenses and other liabilities	293,067	249,487	176,976	251,992	438,503	283,344	269,963	200,872	-	2,164,204
Deferred revenue	-	4,368	-	-	1,156,418	-	-	-	-	1,160,786
Deferred income taxes	10,983	-	-	-	-	-	-	-	-	10,983
Current portion of long-term debt	-	-	-	-	288,495	-	359,582	4,107,143	-	4,755,220
TOTAL CURRENT LIABILITIES	438,139	966,067	3,012,278	806,577	3,153,569	1,709,932	768,440	4,456,384	(998,836)	14,312,550

LINE OF CREDIT	546,880	2,012,041	1,873,992	1,200,000	-	3,944,652	3,560,102	9,536,439	(13,137,667)	9,536,439

TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	929,550	-	3,324,608	4,396,248	12,021,672	3,642,456	491,773	16,249,975	(15,272,087)	25,784,195

SUBORDINATED DEBT, net of current portion	-	-	-	-	-	-	898,953	4,712,617	-	5,611,570

DEFERRED INCOME TAXES	2,802,814	-	-	-	-	-	-	-	-	2,802,814

TOTAL LIABILITIES	4,717,383	2,978,108	8,210,878	6,402,825	15,175,241	9,297,040	5,719,268	34,955,415	(29,408,590)	58,047,568

E Q U I T Y

COMMON STOCK	65,695	-	-	-	-	-	-	-	(65,695)	-

ADDITIONAL PAID IN CAPITAL	10,432,741	-	-	-	-	-	-	-	(10,432,741)	-

MEMBERS' CONTRIBUTIONS	-	11,114,582	15,604,395	3,088,016	4,578,862	10,610,000	4,000,000	45,245,854	(48,995,855)	45,245,854

MEMBERS' DISTRIBUTIONS	-	-	-	-	(416,830)	(55,000)	-	(471,830)	471,830	(471,830)

RETAINED EARNINGS (DEFICIT)	(733,271)	(919,594)	(1,837,013)	1,469,066	5,914,885	(2,872,001)	(726,042)	(713,403)	(296,030)	(713,403)

TOTAL EQUITY	9,765,165	10,194,988	13,767,382	4,557,082	10,076,917	7,682,999	3,273,958	44,060,621	(59,318,491)	44,060,621

TOTAL LIABILITIES AND EQUITY	$14,482,548	$13,173,096	$21,978,260	$10,959,907	$25,252,158	$16,980,039	$8,993,226	$79,016,036	$(88,727,081)	$102,108,189

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF INCOME AND MEMBERS’ EQUITY

Year Ended December 31, 2011

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Valent	Eliminations	Consolidated

NET SALES	$5,809,839	$10,027,034	$27,945,272	$12,284,376	$23,997,131	$16,776,068	$3,514,238	$-	$(13,843,086)	$86,510,872

COST OF SALES	5,374,870	8,914,302	27,264,307	8,837,164	17,210,860	14,863,781	2,832,949	12,659	(13,852,012)	71,458,880

GROSS PROFIT	434,969	1,112,732	680,965	3,447,212	6,786,271	1,912,287	681,289	(12,659)	8,926	15,051,992

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	91,547	65,545	89,627	260,407	943,508	1,045,499	55,132	3,534,255	-	6,085,520
AMORTIZATION OF INTANGIBLE ASSETS	718,379	414,603	1,122,118	464,011	764,756	188,765	240,505	-	-	3,913,137

OPERATING INCOME (LOSS)	(374,957)	632,584	(530,780)	2,722,794	5,078,007	678,023	385,652	(3,546,914)	8,926	5,053,335

OTHER INCOME (EXPENSE)
Equity earnings of subsidiaries	-	(446,474)	-	-	-	-	-	2,902,537	(2,456,063)	-
Interest expense	(70,476)	(140,988)	(200,455)	(243,407)	(249,501)	(331,784)	(239,406)	(876,239)	-	(2,352,256)
Management fee	(100,000)	(150,000)	(200,000)	(150,000)	(200,000)	(150,000)	(50,000)	-	-	(1,000,000)
Corporate expense allocation	(470,004)	(525,000)	(650,002)	(525,000)	(750,000)	(525,000)	(174,996)	3,620,002	-	-
Miscellaneous income (expense), net	-	(7,600)	50,000	-	301,180	55	-	-	-	343,635
Acquisition costs	-	-	-	-	(451,599)	-	-	-	-	(451,599)
Gain (loss) on disposal of assets, net	(15,393)	14,873	(460)	-	-	(78,085)	-	-	980	(78,085)
TOTAL OTHER INCOME (EXPENSE)	(655,873)	(1,255,189)	(1,000,917)	(918,407)	(1,349,920)	(1,084,814)	(464,402)	5,646,300	(2,455,083)	(3,538,305)

INCOME (LOSS) BEFORE INCOME TAXES	(1,030,830)	(622,605)	(1,531,697)	1,804,387	3,728,087	(406,791)	(78,750)	2,099,386	(2,446,157)	1,515,030

INCOME TAX BENEFIT	(584,356)	-	-	-	-	-	-	-	-	(584,356)

NET INCOME (LOSS)	(446,474)	(622,605)	(1,531,697)	1,804,387	3,728,087	(406,791)	(78,750)	2,099,386	(2,446,157)	2,099,386

EQUITY, BEGINNING OF YEAR	9,765,165	10,194,988	13,767,382	4,557,082	10,076,917	7,682,999	3,273,958	44,060,621	(59,318,491)	44,060,621

DISTRIBUTIONS TO MEMBERS	-	(9,318,691)	-	-	-	-	-	(53,400)	9,318,691	(53,400)

EQUITY, END OF YEAR	$9,318,691	$253,692	$12,235,685	$6,361,469	$13,805,004	$7,276,208	$3,195,208	$46,106,607	$(52,445,957)	$46,106,607

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF INCOME AND MEMBERS’ EQUITY

Year Ended December 31, 2010

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Valent	Eliminations	Consolidated

NET SALES	$6,222,901	$10,304,964	$24,292,864	$9,741,111	$18,643,946	$13,866,318	$2,105,110	$-	$(8,304,283)	$76,872,931

COST OF SALES	5,941,915	8,825,113	24,094,509	7,197,263	13,257,501	12,477,912	1,777,828	(386,371)	(8,255,665)	64,930,005

GROSS PROFIT	280,986	1,479,851	198,355	2,543,848	5,386,445	1,388,406	327,282	386,371	(48,618)	11,942,926

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	23,599	1,147,340	129,549	268,285	979,386	1,515,147	198,195	822,592	-	5,084,093
AMORTIZATION OF INTANGIBLE ASSETS	736,212	427,853	1,160,035	477,011	764,754	188,765	286,371	-		4,041,001

OPERATING INCOME (LOSS)	(478,825)	(95,342)	(1,091,229)	1,798,552	3,642,305	(315,506)	(157,284)	(436,221)	(48,618)	2,817,832

OTHER INCOME (EXPENSE)
Equity earnings of subsidiaries	-	(463,156)	-	-	-	-	-	464,101	(945)	-
Interest expense	(104,762)	(420,165)	-	(274,450)	(253,531)	(359,394)	(232,404)	(954,979)	-	(2,599,685)
Management fee	-	-	-	-	-	-	-	(1,000,000)	-	(1,000,000)
Corporate expense allocation	(159,496)	212,023	(550,900)	(215,627)	(571,200)	(114,240)	(28,560)	1,428,000	-	-
Miscellaneous income (expense), net	-	-	-	-	918	283	-	-	-	1,201
Acquisition costs	-	-	-	-	-	-	-	(2,027)	-	(2,027)
Gain (loss) on disposal of assets, net	-	1,000	627	-	-	-	-	-	-	1,627
TOTAL OTHER INCOME (EXPENSE)	(264,258)	(670,298)	(550,273)	(490,077)	(823,813)	(473,351)	(260,964)	(64,905)	(945)	(3,598,884)

INCOME (LOSS) BEFORE INCOME TAXES	(743,083)	(765,640)	(1,641,502)	1,308,475	2,818,492	(788,857)	(418,248)	(501,126)	(49,563)	(781,052)

INCOME TAX PROVISION	(279,926)	-	-	-	-	-	-	-	-	(279,926)

NET INCOME (LOSS)	(463,157)	(765,640)	(1,641,502)	1,308,475	2,818,492	(788,857)	(418,248)	(501,126)	(49,563)	(501,126)

EQUITY, BEGINNING OF YEAR	10,228,322	10,960,628	15,408,884	3,248,607	7,258,425	8,471,856	3,692,206	44,561,747	(59,268,928)	44,561,747

EQUITY, END OF YEAR	$9,765,165	$10,194,988	$13,767,382	$4,557,082	$10,076,917	$7,682,999	$3,273,958	$44,060,621	$(59,318,491)	$44,060,621

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Nine Months Ended September 30, 2012 and 2011

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

To the Members

VALENT AEROSTRUCTURES, LLC

We have reviewed the consolidated balance sheets of Valent Aerostructures, LLC and Subsidiaries (the Company) as of September 30, 2012 and 2011, and the related consolidated statements of income, members’ equity and cash flows for each of the nine-month periods then ended.  We have also reviewed the supplementary consolidating information as of and for the nine-month periods ending September 30, 2012 and 2011.   This financial information is the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, the objective of which is the expression of an opinion regarding the consolidated financial information taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial information referred to above for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.
Leawood, Kansas
December 26, 2012

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

September 30, 2012 and 2011

	2012	2011
A S S E T S

CURRENT ASSETS
Cash	$325,871	$33,725
Trade receivables, net	17,726,324	11,962,295
Inventories, net	33,376,753	20,904,175
Prepaid expenses and other current assets	1,043,185	640,246
Income tax receivable	9,160	-
Deferred tax asset	27,353	32,378
TOTAL CURRENT ASSETS	52,508,646	33,572,819
PROPERTY AND EQUIPMENT, net	48,911,551	26,427,072
OTHER ASSETS
Other assets	2,736,530	4,241,063
Deferred financing costs	552,920	222,964
Intangible assets, net	24,462,508	25,029,790
Goodwill	15,176,973	14,427,695
TOTAL OTHER ASSETS	42,928,931	43,921,512
TOTAL ASSETS	$144,349,128	$103,921,403

L I A B I L I T I E S

CURRENT LIABILITIES
Accounts payable	$10,394,733	$8,324,589
Accrued expenses and other liabilities	4,814,090	3,379,954
Deferred revenue	671,269	1,118,469
Line of credit	22,005,967	11,860,263
Current portion of long-term debt	21,777,843	20,878,671
TOTAL CURRENT LIABILITIES	59,663,902	45,561,946
TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	19,375,709	9,142,060
SUBORDINATED DEBT, net of current portion	359,581	719,163
DEFERRED TAX LIABILITY, net	2,083,237	2,541,350
OTHER LONG-TERM LIABILITIES	116,570	-
TOTAL LIABILITIES	81,598,999	57,964,519

E Q U I T Y

PREFERRED MEMBER UNITS
Members' contributions	8,200,000	-
Members' distributions	(411,123)	-
COMMON MEMBER UNITS
Members' contributions	50,224,674	45,245,854
Members' distributions	(525,230)	(525,230)
MEMBERS' RETAINED EARNINGS	3,953,556	1,236,260
TOTAL MEMBERS' EQUITY	61,441,877	45,956,884
NONCONTROLLING INTEREST	1,308,252	-
TOTAL EQUITY	62,750,129	45,956,884
TOTAL LIABILITIES AND EQUITY	$144,349,128	$103,921,403

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

Nine Months Ended September 30, 2012 and 2011

	2012	2011

NET SALES	$80,471,187	$64,108,225
COST OF SALES	66,200,240	52,624,189
GROSS PROFIT	14,270,947	11,484,036
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,091,747	7,686,154
OPERATING INCOME	4,179,200	3,797,882
OTHER INCOME (EXPENSE), NET
Interest expense	(1,318,739)	(1,641,099)
Management fee	(795,833)	(750,000)
Miscellaneous income (expense), net	19,883	30,348
Loss on disposal of property and equipment, net	(914)	(63,671)
TOTAL OTHER INCOME (EXPENSE), NET	(2,095,603)	(2,424,422)
INCOME BEFORE INCOME TAXES	2,083,597	1,373,460
INCOME TAX BENEFIT	(392,228)	(576,203)
NET INCOME	2,475,825	1,949,663
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	(91,748)	-
NET INCOME ATTRIBUTABLE TO VALENT AEROSTRUCTURES, LLC	$2,567,573	$1,949,663

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EQUITY (UNAUDITED)

Nine Months Ended September 30, 2012 and 2011

	Equity Attributable to Valent Aerostructures, LLC
	Preferred Member Units		Common Member Units		Members'
	Members'	Members'	Members'	Members'	Retained		Noncontrolling	Total
	Contributions	Distributions	Contributions	Distributions	Earnings	Total	Interest	Equity

Balance, December 31, 2010	$-	$-	$45,245,854	$(471,830)	$(713,403)	$44,060,621	$-	$44,060,621
Member distributions	-	-	-	(53,400)	-	(53,400)	-	(53,400)
Net Income	-	-	-	-	1,949,663	1,949,663	-	1,949,663
Balance, September 30, 2011	$-	$-	$45,245,854	$(525,230)	$1,236,260	$45,956,884	$-	$45,956,884

Balance, December 31, 2011	$-	$-	$45,245,854	$(525,230)	$1,385,983	$46,106,607	$-	$46,106,607
Acquisition of Ozark Mountain Technologies, Inc.	-	-	-	-	-	-	1,400,000	1,400,000
Issuance of preferred member units	8,200,000	-	-	-	-	8,200,000	-	8,200,000
Issuance of member units	-	-	4,978,820	-	-	4,978,820	-	4,978,820
Preferred distributions	-	(411,123)	-	-	-	(411,123)	-	(411,123)
Net Income (Loss)	-	-	-	-	2,567,573	2,567,573	(91,748)	2,475,825
Balance, September 30, 2012	$8,200,000	$(411,123)	$50,224,674	$(525,230)	$3,953,556	$61,441,877	$1,308,252	$62,750,129

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Nine Months Ended September 30, 2012 and 2011

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,475,825	$1,949,663
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation of property and equipment	3,996,936	2,597,919
Amortization of pre-production costs	160,092	128,104
Amortization of intangible assets	2,895,493	2,996,348
Amortization of deferred financing costs	71,710	46,636
Change in fair value of derivative instrument	116,570	-
Deferred income tax (benefit) obligation	(383,068)	(304,825)
Loss on disposal of property and equipment	914	63,671
Net change in operating assets and liabilities
Trade receivables	(4,123,423)	(2,295,112)
Inventories	(10,110,268)	298,881
Prepaid expenses and other current assets	33,544	(58,405)
Accounts payable	(2,271,385)	2,103,232
Accrued expenses and other liabilities	1,845,284	1,215,750
Deferred revenue	(153,420)	(42,317)
NET CASH FLOWS FROM (USED BY)OPERATING ACTIVITIES	(5,445,196)	8,699,545

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for Ozark Mountain Technologies, Inc.,net of cash acquired	(10,387,747)	-
Purchase of property and equipment	(4,968,794)	(5,980,944)
Proceeds from the sale of property and equipment	-	397,757
Payment of pre-production costs	(216,275)	(65,895)
Reimbursement of pre-production costs	-	-
NET CASH FLOWS USED BY INVESTING ACTIVITIES	(15,572,816)	(5,649,082)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (payments) on line of credit	8,802,142	2,323,824
Repayment of debt	(2,276,143)	(7,601,499)
Repayment of bond obligations	(234,434)	(247,838)
Repayment of Subordinated Note #1	(4,712,617)	(357,142)
Repayment of Subordinated Note #2	(359,582)	(179,791)
Proceeds from issuance of debt	5,552,764	2,975,179
Repayment of capital lease obligations	(135,642)	-
Proceeds from issuance of preferred member units	8,200,000	-
Proceeds of issuance member units	4,978,820	-
Payment of deferred financing costs	(278,378)	(87,396)
Distributions to members	(411,123)	(53,400)
NET CASH FLOWS FROM (USED BY)FINANCING ACTIVITIES	19,125,807	(3,228,063)
NET CHANGE IN CASH	(1,892,205)	(177,600)
CASH, BEGINNING OF PERIOD	2,218,076	211,325
CASH, END OF PERIOD	$325,871	$33,725

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Nine Months Ended September 30, 2012 and 2011

The following is a summary of supplemental cash flow information:

	2012	2011
Cash paid for:

Interest, net of amounts capitalized	$1,247,029	$1,594,463
Income taxes	$-	$386,361
Noncash investing and financing activities:
Financing of property and equipment with bond proceeds	$1,154,781	$4,020,316
Property and equipment financed by capital lease	$8,868,833	$784,046

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies

Principles of consolidation and nature of operations - Valent Aerostructures, LLC (Valent) is a parent holding company of the following wholly owned subsidiaries whose accounts are included in the accompanying consolidated financial statements:

●
Valent Aerostructures - Washington, LLC (Washington), a subsidiary of Valent: Washington (Missouri) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

●
Valent Aerostructures - Wichita, LLC (Wichita), a subsidiary of Valent: Wichita (Kansas) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

●
Valent Aerostructures - Tulsa, LLC (Tulsa), a subsidiary of Valent: Tulsa (Oklahoma) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

●
Valent Aerostructures - St. Louis, Inc. (St. Louis), a subsidiary of Valent: St. Louis (Missouri) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

●
Valent Aerostructures - Lenexa, LLC (Lenexa), a subsidiary of Valent: Lenexa (Kansas) is a contract manufacturer of electronic and electrical wire harnesses, cable assemblies and mechanical sub-assemblies for air and rail traffic control, medical equipment, telecommunications, and heavy equipment industries.

●
Valent Aerostructures - Cottonwood Falls (Cottonwood Falls), a division of Lenexa: Cottonwood Falls (Kansas) specializes in the assembly of major and minor component parts for the commercial aerospace market.

●
Valent Aerostructures - Fredonia (Fredonia), a division of Lenexa: Fredonia (Kansas) is a manufacturer of production parts, tooling, and commercial and military aircraft components. The parts and tooling are precision machined and/or manufactured to the customer’s drawings and the work is performed under fixed-priced contracts.

●
Ozark Mountain Technologies, LLC (Cuba), a subsidiary of Valent: Cuba (Missouri) specializes in metal finishing services and was acquired by the Company in April 2012 (80% interest), see note 13.  The results of operations are included in the consolidated financial statements beginning on the acquisition date.

These entities are collectively referred to as the Companies.  All significant intercompany balances and transactions have been eliminated.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates used in preparing the consolidated financial statements include estimated costs to complete fixed-price contracts accounted for under the unit of delivery method, capitalized pre-production costs, estimated lives of property and equipment and intangible assets, allowance for doubtful accounts, and reserve for inventory obsolescence.  Actual results could differ from these estimates.

Revenue recognition - Certain of the Companies’ revenues relating to commercial aircraft components are recognized under long-term, fixed price contracts, requiring delivery of units over several years.  For these contracts, the Companies recognize revenue under the contract method of accounting and record sales in accordance with the units of delivery method.  The Companies follow the requirements of Accounting Standards Codification (ASC) Topic 605-35, Accounting for Construction-Type and Production-Type Contracts, using the cumulative catch-up method in accounting for revisions in estimates. Under the cumulative catch-up method, the impact of revisions in estimates is recognized immediately when changes in estimated contract profitability become known.

A margin percentage is estimated based on the difference between total expected revenues and total estimated costs of a contract.  Total revenues at any given time include actual historical revenues up to that time plus future estimated revenues. Total costs at any given time include actual historical costs up to that time plus future estimated costs.  Estimated revenues include negotiated or expected values for units delivered, estimates of probable recoveries asserted against the customer for changes in specifications, and price adjustments for contract changes. Costs include the estimated cost of certain pre-production effort (including non-recurring engineering and planning subsequent to completion of final design) plus the estimated cost of manufacturing the specified number of production units.  Estimates take into account assumptions relative to future labor performance and rates, and projections relative to material and overhead costs including expected “learning curve” cost reductions over the term of the contract.  The specified number of production units used to establish the profit margin is predicated upon contractual terms and customer production forecasts.  The assumed period covered is generally equal to the period specified in the contract or the future period for which the Companies can project reasonably dependable cost estimates.  Estimated revenues and costs also take into account any rebates or discounts offered and the expected impact of specific contingencies that the Companies believe are probable, if any.

Estimates of revenues and costs for the contracts span a period of multiple years and are based on a substantial number of underlying assumptions.  The Companies believe the underlying assumptions are sufficiently reliable to provide a reasonable estimate of the margin percentage. However, due to the significant length of time over which revenue streams will be generated, the variability of the revenue and cost streams can be significant if the assumptions change.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Revenue recognition (continued) - The Company has entered into Vendor Owned Inventory (VOI) arrangements that cover certain products sold to a significant customer. Pursuant to those arrangements, the Company will hold title to the products subsequent to delivery and until they are used by the customer.  The Company has determined that because substantially all risks and rewards of product ownership have not passed to the customer upon delivery, including title, the Company does not recognize revenue relating to these products until utilized by the customer.

For revenues not recognized under the contract method of accounting or those related to the VOI arrangements, the Company recognizes revenues at the time both title and risk of ownership are transferred to the customer, which is generally at the time of shipment.  Revenues are recorded net of returns and discounts.  Shipping and handling costs are included in cost of sales.  Fees received in advance of order completion and shipment are included in deferred revenue until earned.

Income taxes - With the exception of St. Louis, the Companies are organized as limited liability companies whereby the members of the Companies are taxed under the partnership provisions of the Internal Revenue Code.  Under these provisions, the limited liability companies do not pay income taxes on their taxable income, nor are they allowed a net operating loss carryforward or carryback as a deduction.  Instead, the members are individually liable for income tax on the limited liability companies’ taxable income or loss.

St. Louis is taxed as a C-Corporation under the Internal Revenue Code.  St. Louis’s provision for income taxes is computed using the asset and liability method, as prescribed by ASC Topic, Income Taxes, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities.

No significant uncertain tax positions have been identified, therefore the Companies have not recognized any uncertain tax positions. The Companies file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The Companies are no longer subject to U.S. federal, or state and local income tax examinations by tax authorities for years before 2008.

Cash - Cash consists of bank demand deposits.  At times during the year, the Companies’ cash balances in certain accounts may have exceeded the Federal Deposit Insurance Corporation (FDIC) limits.  Non-interest bearing transaction accounts are temporarily not subject to the FDIC limits and are fully insured as of September 30, 2011 and through September 30, 2012. The Companies monitor the financial strength of their banks and feel the risk of loss is remote.

Trade receivables - The Companies grant credit to their customers and generally do not require collateral to secure payment of accounts receivable.  Accounts receivable are carried at cost, less an allowance for doubtful accounts, and do not accrue any finance or interest charges.  Management routinely reviews accounts receivable and an allowance for doubtful accounts is provided when amounts are determined to be uncollectible.  An account is written off after all collection efforts have been exhausted.  The allowance for doubtful accounts was approximately $54,700 and $41,200 at September 30, 2012 and 2011, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Inventories - Raw materials, work-in-process, and finished goods that do not relate to long-term, fixed price contracts, including inventory subject to the VOI arrangements, are stated at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.  Market is based upon realizable value less normal gross profit.

Inventoried costs attributed to units delivered under long-term contracts are based on the estimated average cost of all units expected to be produced and are determined under the learning curve concept which anticipates a predictable decrease in unit costs as tasks and production techniques become more efficient through repetition.  This usually results in an increase in inventory (referred to as “excess-over-average” or “deferred production costs”) during the early years of a contract.  These costs are deferred only to the extent the amount of actual or expected excess-over-average is reasonably expected to be fully offset by lower-than-average costs in future periods of a contract.  If in-process inventory plus estimated costs to complete a specific contract exceed the anticipated remaining estimated revenue of such contract, the loss is recognized immediately through a charge to cost of sales in the period the loss becomes known, thus reducing inventory to estimated realizable value.

Property and equipment - Property and equipment are recorded at cost.  Depreciation is computed using the straight-line method over the following estimated useful lives:

Assets	Estimated Useful Lives

Buildings	20 – 40 years
Furniture and fixtures	5 – 7 years
Machinery and equipment	3 – 7 years
Computer equipment and software	3 – 7 years
Tooling	3 – 7 years
Vehicles and transportation equipment	5 – 7 years
Leasehold improvements	7 – 39 years

Leasehold improvements are depreciated over the related lease term or estimated useful lives of the improvements, whichever is shorter.  Major replacements and betterments are capitalized while maintenance and repairs are charged to expense.

Deferred financing costs - Deferred financing costs, which represent fees and other costs incurred in connection with obtaining debt, are amortized using the effective-interest method over the term of the corresponding note and are included in interest expense.  Amortization of deferred financing costs for the nine months ended September 30, 2012 and 2011 was $71,710 and $46,636, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Summary of significant accounting policies (continued)

Goodwill - Goodwill represents the excess cost over fair value of net assets acquired through acquisitions.  In accordance with the provisions of ASC Topic, Intangibles - Goodwill and Other, goodwill is assessed annually for impairment. If considered impaired, goodwill is to be written down to implied fair value and a corresponding impairment loss recognized.  The Companies perform step one of the goodwill impairment analysis by comparing the estimated fair value of the Companies’ single reportable unit to its carrying amount.  Based on the Companies’ last valuations performed by an independent third party as of December 31, 2011, the fair value of the single reportable unit exceeded its carrying amount.  Therefore, management determined that no impairment loss attributable to goodwill of the single reportable unit had occurred during the nine months ended September 30, 2012 and 2011.

Intangible assets - Intangible assets consist of customer relationships, non-compete agreements, engineering drawings, and backlog from previous acquisitions.  Customer relationships and engineering drawings are amortized on a straight-line basis over their estimated economic benefit period of 10.5 to 15 years.  Non-compete agreements and backlog are being amortized on a straight-line basis over their estimated economic benefit period, generally from two to five years.

Impairment of long-lived assets - The Companies assess the impairment of long-lived assets, which include property and equipment and intangible assets, whenever events or changes in circumstances indicate that such assets might be impaired and the carrying value may not be recoverable.  No impairment loss attributable to long-lived assets was recognized for the nine months ended September 30, 2012 and 2011.

(2)	Inventories, net

Inventories consisted of the following at September 30:

	2012	2011

Raw materials	$10,475,909	$8,572,514
Work-in-process	14,378,895	6,785,662
Finished goods	9,263,694	6,067,938
Reserve for obsolescence	(741,745)	(521,939)
Total inventories	$33,376,753	$20,904,175

At September 30, 2012 and 2011, work-in-process inventory included $5,078,989 and  $1,530,079, respectively, of deferred production costs and capitalized pre-production costs.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(3)	Property and equipment, net

Property and equipment consisted of the following at September 30:

	2012	2011
Land	$1,287,081	$887,081
Buildings	17,107,211	4,324,587
Machinery and equipment	35,152,855	16,959,684
Furniture and fixtures	861,130	623,869
Computer equipment and software	2,013,680	1,495,881
Tooling	1,823,934	1,231,154
Vehicles and transportation equipment	489,922	245,604
Leasehold improvements	639,935	467,418
Construction in progress	4,060,507	9,500,533
Total cost	63,436,255	35,735,811
Accumulated depreciation and amortization	(14,524,704)	(9,308,739)
Net property and equipment	$48,911,551	$26,427,072

The aggregate depreciation and amortization charged to operations for the nine months ended September 30, 2012 and 2011 was $3,996,936 and $2,597,919, respectively.

(4)	Pre-production costs

The Company accounts for pre-production costs in accordance with ASC Topic, Other Assets and Deferred Costs. These costs are amortized over the life of the related contract in proportion to the units produced and are recorded in other assets in the accompanying consolidated balance sheet.

Pre-production costs consisted of the following as of and for the nine-months ended  September 30:

	2012	2011

Pre-production costs, beginning of year	$610,490	$803,760
Costs capitalized	216,275	65,895
Costs reimbursed	-	(114,617)
Amortization	(160,092)	(128,104)
Pre-production costs, nine months ended	$666,673	$626,934

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(5)	Other Assets

Other assets consisted of the following at September 30:

	2012	2011
Pre-production costs	$666,673	$626,934
Refundable tax credit	214,455	-
Unspent bond proceeds	-	1,750,759
Missouri Development Finance Board bonds	1,575,450	1,683,850
Other	279,952	179,520
Net property and equipment	$2,736,530	$4,241,063

(6)	Intangible assets, net

Intangible assets consisted of the following at September 30:

	2012
	Gross Carrying Amount	Accumulated Amourtization

Finite lived intangible assets
Customer relationships	$24,439,570	$(6,726,772)
Engineering drawings	6,591,156	(2,432,344)
Non-compete agreements	3,002,985	(2,452,804)
Other	3,883,389	(1,842,672)
Total finite lived intangible assets	$37,917,100	$(13,454,592)

	2011
	Gross Carrying Amount	Accumulated Amourtization

Finite lived intangible assets
Customer relationships	$23,673,570	$(4,536,660)
Engineering drawings	5,423,156	(1,314,442)
Non-compete agreements	3,946,985	(2,343,789)
Other	1,628,389	(1,447,419)
Total finite lived intangible assets	$34,672,100	$(9,642,310)

The aggregate amortization charged to operations for the nine months ended September 30, 2012 and 2011 was $2,895,493 and $2,996,348, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(6)	Intangible assets, net (continued)

The aggregate amortization expense for the definite lived intangible assets for the next five years and thereafter is as follows:

Twelve Months Ending September 30,

2013	$3,820,372
2014	3,436,799
2015	3,436,799
2016	3,201,432
2017	2,929,751
Thereafter	7,637,355
Total	$24,462,508

(7)	Line of credit

In February 2011, the Company renewed their line of credit, providing for maximum borrowings equal to the greater of $19,000,000 or the amount allowable under borrowing base restrictions.

In December 2011, the Companies refinanced the line of credit with a syndicated group of creditors which provides for maximum borrowings equal to the greater of $25,000,000 or the amount allowable under borrowing base restrictions.

In August 2012, the Company executed an amendment to its existing line of credit which increased the maximum borrowings to $35,000,000. The maximum amount allowable under the borrowing base restrictions at September 30, 2012 was approximately $26,405,861. The Companies’ outstanding borrowings under the line of credit totaled $22,005,967.  The line of credit bears interest at either a base rate or LIBOR rate, both of which may vary depending on the Companies’ leverage ratio. The applicable rate is defined as the Adjusted Daily LIBOR rate as defined plus the applicable margin which was 2.50% at September 30, 2012.  The interest rate was 2.71% at September 30, 2012. The line of credit expires on December 15, 2014 and is collateralized by all assets of the Companies.

The line of credit contains certain operating and financial covenants including funded debt to earnings.  As of September 30, 2012 and 2011, the Company was in violation of its debt covenants.  As a result, all financial institution debt with the associated financial institution is classified as current debt.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(8)	Debt

Debt consists of the following:

Revenue Bonds – Revenue Bonds issued by the City of Washington, Missouri (City) were used to finance the development of a property that was built to suit the Company.  The Company has entered into a lease agreement with the City with payments designed to meet the outstanding bond obligations.  Monthly principal and interest payments of approximately $32,000 are due through February 2013.  Monthly principal and interest payments of $55,200 are due from March 2013 through September 2020, at which time the remaining principal balance is due.  The Bonds bear interest at a floating rate as defined in the bond indenture (2.8% as of September 30, 2012).

Missouri Development Finance Board (MDFB) Loan – Loan due to the MDFB bears interest at rate of 5% per annum and is due in semi-annual principal and interest payments.  Scheduled principal payments ranging between $45,000 and $95,000 are due through final maturity in February 2023.

Term Loan #1 – As of September 30, 2011, the Company had a term loan due to a financial institution with a variable interest rate (5% as of September 30, 2011).

Term Loan #2 – As of September 30, 2011, the Company had a term loan due to a financial institution with a variable interest rate (5% as of September 30, 2011).

In December 2011, the Company refinanced Term Loan #1 and Term Loan #2 (hereinafter referred to as Term Loan #3) with a syndicated group of creditors which provides for borrowings of $17,000,000. Term Loan #3 is payable in equal quarterly principal installments of $708,333, commencing on March 15, 2012. In addition, 120 days after year-end (commencing December 31, 2012), the Company agreed to make additional principal payments in an amount equal to 50% of excess cash flow, as defined. In April 2012, Term Loan #3 was increased by $3,000,000.  Term Loan #3 bears interest at a LIBOR rate equal to the daily adjusted LIBOR rate plus applicable margin, which varies depending on the Company’s leverage ratio. The applicable margin was 2.50% at September 30, 2012.  The interest rate was 2.71% at September 30, 2012. Term Loan #3 expires on December 15, 2014 and is collateralized by all assets of the Company.

Term Loan #3 contains similar operating and financial covenants as the restructured line of credit above for which the Company was not in compliance with at September 30, 2012 and 2011, and as such, the outstanding balance is classified as current in the accompanying consolidated balance sheet.

Capital Expenditure Draw Loan – In February 2011, the Company obtained a capital expenditure draw loan (the Draw Loan) from a financial institution with a maximum amount available of $2,000,000.  The Company may take periodic advances on the Draw Loan between February 10, 2011 and February 10, 2013 at which time monthly principal payments will be due through February 10, 2014 based outstanding balance.  The Draw Loan bears interest at a rate equal to the monthly LIBOR rate plus a margin of 4.5% and is payable monthly.  The interest rate margin may be reduced to 4% upon the occurrence of certain events.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(8)	Debt (continued)

In December 2011, the Company restructured the Draw Loan with a new financial institution.  The Company’s Draw Loan is structured under the same syndicated instrument and provides for one time borrowings not to exceed $2,000,000. The Company may take periodic advances on the Draw Loan solely for the purpose of purchasing new equipment. The Draw Loan is payable the twelfth month following the date of funding and every third calendar month up to and including November 2014 in the amount of 1/36th of the Funded Principal Amount and the total outstanding balance is due and payable on December 15, 2014.  The Draw Loan bears interest at either a base rate or LIBOR rate equal to the applicable rate plus the applicable margin, which varies depending on the Company’s leverage ratio.

The Draw Loan contains similar operating and financial covenants as the restructured line of credit above for which the Company was not in compliance with at September 30, 2012 and 2011, and as such, the outstanding balance is classified as current in the accompanying consolidated balance sheet.

In September 2012, the Company obtained a loan (the Equipment Loan) for up to $10,000,000 with interest at a fixed rate of 3.21% per annum from a bank pursuant to a master loan agreement to finance certain equipment purchased by the Company.  The Equipment Loan had a balance of $2,247,966 at September 30, 2012 and is due in 84 monthly principal and interest payments of $29,916 beginning on October 1, 2012.

Debt consisted of the following as of September 30:

	2012	2011
Revenue Bonds	7,723,947	7,891,322
Missouri Development Finance Board Loan	1,575,450	1,683,850
Term Loan #1	-	13,541,667
Term Loan #2	-	1,474,845
Term Loan #3	17,723,857	-
Draw Loan	511,998	-
Equipment Loan	2,040,766	-
Total debt	29,576,018	24,591,684
Less current portion	20,881,375	15,449,329
Noncurrent portion	$8,694,643	$9,142,355

Maturities of debt are as follows:

Twelve Months Ending September 30,

2013	$20,881,375
2014	732,326
2015	744,905
2016	757,887
2017	771,606
Thereafter	5,687,919
Total debt	$29,576,018

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(9)	Subordinated debt

Subordinated debt consists of the following:

Subordinated Note #1 – As of September 30, 2011, the Company had a subordinated note payable to a member of the Company which is secured by substantially all assets of the Company.  As of December 31, 2010, and on each subsequent June 30 and December 31 prior to and including December 31, 2013, installments of $357,143 plus interest were required and the entire outstanding principal and interest was due on December 31, 2013.  The note required that the Company remains in compliance with the senior debt covenants and as the Company was not in compliance at September 30, 2011, the balance has been classified as current at September 30, 2011. This note was paid in full in March 2012, as further discussed in note 10.

Subordinated Note #2 – The Company has a loan payable to the seller of Tulsa which is subordinated to the prior payment in full of all senior debt and is secured by substantially all of the assets of Tulsa.  The Seller Note is payable in semi-annual principal payments of $179,791. Interest is payable in semi-annual installments at prime (3.25% as of September 30, 2012 and 2011). The Company may make prepayments of principal if certain quarterly sales targets are met in accordance with the provisions of the Seller Note.  The Seller Note matures on July 31, 2013.

Subordinated debt consisted of the following as of September 30:

	2012	2011
Subordinated Note #1	$-	$5,069,760
Subordinated Note #2	719,163	1,078,745

Total subordinated debt	719,163	6,148,505

Less current portion	359,582	5,429,342

Noncurrent portion	$359,581	$719,163

The subordinated debt is due in annual installments of $359,582 during 2013 and 2014.

(10)	Derivative Financial Instrument

In January 2012, the Company entered into an interest rate swap agreement designed to fix the variable rate portion of interest on Term Loan #3 at .81%, such that the effective interest rate, including the current applicable margin of 2.5%, is 3.31%. The forward starting swap begins in February 2013 and expires in November 2014 and is designed so that the notional amount of $14,166,668 is reduced as scheduled principal payments are made on the debt.  The fair value of the interest rate swap of $116,570 is included in other long-term liabilities on the consolidated balance sheet as of September 30, 2012.  The Company has not designated the interest rate swap as a hedging instrument in accordance with ASC Topic 815, Derivatives and Hedging, thus, changes in the fair value of the interest rate swap are included in interest expense on the statement of income.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(11) Capital lease

In September 2011, the Company entered into a financing arrangement that provides the Company with up to $4,500,000 in funding through the use of industrial development revenue bonds issued by the City of Washington, Missouri.  Pursuant to the arrangements, the Company may acquire equipment for its production facility in the City of Washington.  Following acquisition, the Company may sell and lease back such property and equipment to the City of Washington.  The financing and associated property and equipment obtained under these arrangements are recorded as capital leases.

To the extent the Company does not utilize the maximum amount available by March 1, 2013, it will incur a prepayment fee as set forth in the lease agreement. During 2011, the Company acquired assets totaling $2,484,761 under these arrangements.  During 2012, the Company acquired assets up to the maximum $4,500,000 of funding available.

In April 2012, the Company entered into a lease agreement with the City of Fredonia, Kansas (City of Fredonia) for the lease of property and improvements in the City of Fredonia.  Monthly payments were due beginning on May 1, 2012 through April 1, 2032 in an amount sufficient to service the total principal and interest on the underlying Industrial Revenue Bonds Series 2012A issued by the City of Fredonia in the amount of $2,184,726.

In June 2012, the Company entered into a lease agreement with the City of Fredonia for the lease of equipment.  Monthly payments were due beginning on June 27, 2012 through July 1, 2021 in an amount sufficient to service the total principal and interest on the underlying Industrial Development Revenue Bonds Series 2012B issued by the City of Fredonia in the amount of $3,060,000.  Through September 30, 2012, the Company had acquired assets totaling $2,856,224 under these arrangements and anticipates utilizing the full amount available under the lease arrangement for the purchase of equipment.

In September 2012, the Company entered into a lease agreement with the City of Washington for the lease of equipment.  Monthly payments are due beginning on November 1, 2012 through October 1, 2022 in an amount sufficient to service the total principal and interest on the underlying Taxable Industrial Development Revenue Bonds Series 2012 issued by the City of Washington in the amount of $4,500,000. Through September 30, 2012, the Company had acquired assets totaling $1,802,431 under these arrangements and anticipates utilizing the full amount available under the lease arrangement for the purchase of equipment.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(11) Capital lease (continued)

The future minimum lease payments required under the capital lease and the present value of the net minimum lease payments as of September 30, 2012, are as follows:

Twelve Months Ending September 30,
-
2013	$1,090,548
2014	1,292,111
2015	1,477,111
2016	1,762,611
2017	1,778,111
Thereafter	7,041,086
Total minimum lease payments	14,441,578
Less amount representing interest	3,223,626
Present value of minimum lease payments	11,217,952
Less current portion of capital lease obligation	536,886
-
Long-term capital lease obligation	$10,681,066

The assets recorded under the capital lease and included in property and equipment consist of the following at September 30, 2012:

2012
Cost of equipment under capital leases	$10,633,622
Less accumulated depreciation	(842,323)
Total net book value of assets under capital lease	$9,791,299

(12)	Members’ equity

In March 2012, a member of the Company acquired 55,511 units of the Company for $4,628,820. The proceeds of the capital contribution were used to repay amounts due under Subordinated Note #1, as discussed in note 9.

Also in March 2012, the Company issued 98,340 Class A Convertible Senior Preferred Units (the Preferred Units) of the Company for $8,200,000.  Such securities yield a 10% preferred return and each Preferred Unit may be converted to one common unit at any time after January 1, 2015 or earlier upon a change of control.  The Preferred Units may be redeemed at any time by the Company upon approval of the Company’s management committee at an amount equal to the acquisition price ($8,200,000) plus any unpaid preferred return.  Additionally, the Preferred Units have a liquidation preference over other member units.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(13)	Acquisition

In April 2012, the Company acquired an 80% interest in certain assets and liabilities of Ozark Mountain Technologies Inc, (OMTI) a metal finishing services facility located in Cuba, Missouri.  The acquisition was structured such that the acquired assets and assumed liabilities from OMTI were contributed to a newly formed subsidiary of Valent, Ozark Mountain Technologies, LLC (OMT), for which Valent then assigned a 20% interest in OMT to the seller.  As a result of the transaction, Valent holds 80% of the outstanding units of OMT, and has included the assets and obligations and the results of the operations of OMT in the consolidated financial statements as of the date of the acquisition through September 30, 2012.  Consideration paid in connection with the transaction was cash of $10,123,706, resulting in goodwill of $749,278.

The fair value of the acquired assets and assumed liabilities on the date of acquisitions were as follows:

Assets acquired:
Accounts receivable	$1,100,000
Inventories	300,000
Land	400,000
Equipment	3,275,250
Building	3,000,000
Intangible assets:
Non-compete	224,000
Certifications	1,883,000
Tradename and other	372,000
Customer relationships	766,000
Liabilities assumed:
Accounts payable	(545,822)
Noncontrolling interest	(1,400,000)
Net assets acquired	$9,374,428

The acquisition has been accounted for using the acquisition method, whereby the underlying assets and liabilities are recorded at their fair values.    Management determined the fair values of the acquired assets and assumed liabilities based on independent third party appraisals.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(14)	Operating leases

The Company operates certain of its production facilities in leased facilities and maintains a portion of their equipment under non-cancelable operating lease agreements having initial terms of more than one year and expiring at various dates through 2022.

The future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Twelve Months Ending September 30,

2013	$342,100
2014	247,700
2015	141,500
2016	141,500
2017	110,000
Thereafter	18,700
Total	$1,001,500

Rent expense under these operating leases was $383,176 and $387,196 for the nine months ended September 30, 2012 and 2011, respectively.

(15)	Missouri Development Finance Board

In December 2010, the Company acquired Series 2010 Missouri Development Finance Board BUILD Bonds (Bonds) in the amount of approximately $1,800,000 using proceeds obtained from a loan from the Missouri Development Finance Board for approximately the same amount. The Company will receive semi-annual payments of principal and interest at 5% per annum on the bonds in amounts that are equal to the semi-annual principal and interest payments due on the loan.  Loan interest is also 5% per annum.  The Bonds and associated loan are scheduled to be repaid in February 2023.  The balance outstanding under the Bonds and the loan were approximately $1,700,000 as of December 31, 2011. The balance of the investment in the Bonds is presented gross and included in other assets and the loan in long-term debt in the accompanying consolidated balance sheets.

Pursuant to the Build Missouri Program Agreement dated December 2010, to the extent the Company achieves certain employment objectives, the Company expects to receive a refundable credit to their Missouri income tax of an amount equal to principal and interest payments made under the terms of the above loan.  Such credits will be recorded as a reduction to rent expense in the year loan payments are made if employment objectives are met during that year.  A refundable credit of $214,455 and $188,047 has been recorded in other assets for the nine months ended September 30, 2012 and 2011, respectively.

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(16)	Retirement and profit sharing plans

The Company participates in 401(k) and Simple IRA plans qualified under section 401(k) of the Internal Revenue Code.  Essentially, all full-time employees are eligible to participate in the plans.  Participants may elect to have a portion of their salary contributed to the respective plans within certain limits.  Under the plans, each of the Company may contribute a discretionary matching contribution equal to a uniform percentage of the participant’s compensation contributed to the applicable plan.  The exact percentage, if any, will be determined each year and shall not exceed 3% of a participant’s compensation for the year.  The Company made contributions of $366,800 and $338,227 during the nine months ended September 30, 2012 and 2011, respectively.

(17)	Concentrations

For the nine months ended September 30, 2012 and 2011, approximately 32% and 31%, respectively, of the Company’s sales were to four customers.  Trade accounts receivable for these customers were approximately 70% and 82% of the total outstanding amounts as of September 30, 2012 and 2011, respectively.

(18)	Related party transactions

The Company incurred management fees to certain members of the Company or their affiliates for consulting services pursuant to management consulting agreements in the amount of $795,833 for each of the nine months ended September 30, 2012 and 2011.

Washington leased equipment from a related party under common ownership for $58,000 during the nine months ended September 30, 2011.

(19)	Income taxes

St. Louis provides for current and deferred income taxes to reflect the impact of temporary differences between the recorded amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Income tax benefit during the nine months ended September 30, was computed as follows:

	2012	2011
Current income tax benefit
Federal and state income taxes	$223,003	$211,346

Deferred income tax benefit	169,225	364,857
Total income tax benefit	$392,228	$576,203

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(19)	Income taxes (continued)

The significant temporary differences and the related deferred tax assets and liabilities as of September 30 are as follows:

	2012	2011

Deferred tax liabilities
Inventory	$27,353	$32,378
Non-compete agreement	(1,956,318)	(2,211,570)
NOL carryback	213,843	-
Property and equipment	(340,762)	(329,780)
Total deferred income taxes	$(2,055,884)	$(2,508,972)
Current liabilities	$27,353	$32,378
Net non-current liabilities	(2,083,237)	(2,541,350)
Total deferred taxes	$(2,055,884)	$(2,508,972)

(20)	Contingencies, risks and uncertainties

As a contract manufacturer of precision components, the Company currently fabricates precision components and assemblies to customer specifications, primarily for the aerospace industry.  The Company is subject to various risks and uncertainties relating to future operating results, liquidity and financial condition that could cause actual results to differ from the estimates made in the Company’s financial statements.  Such risks and uncertainties include the profitably of the commercial airline industry, significant customers, labor and commodity markets, and the Company’s ability to maintain financing.

(21)	Subsequent events

The Company has evaluated subsequent events through December 26, 2012, the date which the consolidated financial statements are available to be issued.  Except as noted below, no issues were identified for adjustment to, or disclosure in, notes to the consolidated financial statements.

In December 2012, the Company acquired the remaining 20% interest in OMT from the noncontrolling interest for a $2,500,000.  The agreement was entered into in contemplation of the sale of the outstanding shares of the Company to LMI Aerospace, Inc.   Terms of the purchase price include $500,000 payable at closing, with the remaining $2,000,000 due in 36 equal installments.

In December 2012, the Company executed a Membership Interest Purchase Agreement with LMI whereby LMI agreed to acquire all the issued and outstanding equity interests of the Company for an initial consideration of $237,000,000, less approximately $12,573,000 which will be used to repay all principal outstanding for Industrial Revenue Bond obligations with the cities of Fredonia, Kansas and Washington, Missouri.

SUPPLEMENTARY INFORMATION

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS (UNAUDITED)

September 30, 2012

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Cuba	Valent	Eliminations	Consolidated

A S S E T S
CURRENT ASSETS
Cash	$704	$147	$359	$321	$(48)	$1,631	$802	$3,770	$318,185	$-	$325,871
Trade receivables, net	805,893	661,827	6,671,200	2,335,689	5,026,216	3,674,319	576,010	1,243,462	345,792	(3,614,084)	17,726,324
Inventories, net	2,742,877	1,917,519	7,739,734	3,479,310	10,397,659	5,639,232	631,830	203,472	1,036,000	(410,880)	33,376,753
Prepaid expenses and other current assets	119,230	18,885	4,200	13,875	546,761	12,940	5,895	28,628	292,771	-	1,043,185
Income tax receivable	9,160	-	-	-	-	-	-	-	-	-	9,160
Deferred tax asset	27,353	-	-	-	-	-	-	-	-	-	27,353
TOTAL CURRENT ASSETS	3,705,217	2,598,378	14,415,493	5,829,195	15,970,588	9,328,122	1,214,537	1,479,332	1,992,748	(4,024,964)	52,508,646
PROPERTY AND EQUIPMENT, net	1,429,874	119,195	2,976,197	8,702,464	19,514,450	7,428,650	1,342,808	7,086,882	311,031	-	48,911,551
OTHER ASSETS
Other assets	314,497	-	29,521	78,913	2,237,187	116,298	28,444	-	(68,330)	-	2,736,530
Intercompany receivables	862,304	(3,736,650)	1,724,608	1,149,738	-	-	-	-	39,174,942	(39,174,942)	-
Investment in subsidiary	-	-	-	-	-	-	-	-	61,054,109	(61,054,109)	-
Deferred financing costs, net	-	-	-	91,428	273,911	-	-	-	187,581	-	552,920
Intangible assets, net	4,890,798	2,616,970	7,263,107	3,058,218	2,189,617	626,319	869,687	2,947,792	-	-	24,462,508
Goodwill	3,792,697	539,782	1,323,314	687,176	-	3,276,770	4,807,955	749,279	-	-	15,176,973
TOTAL OTHER ASSETS	9,860,296	(579,898)	10,340,550	5,065,473	4,700,715	4,019,387	5,706,086	3,697,071	100,348,302	(100,229,051)	42,928,931
TOTAL ASSETS	$14,995,387	$2,137,675	$27,732,240	$19,597,132	$40,185,753	$20,776,159	$8,263,431	$12,263,285	$102,652,081	$(104,254,015)	$144,349,128

L I A B I L I T I E S
CURRENT LIABILITIES
Accounts payable	$526,069	$393,772	$6,225,400	$721,266	$3,237,076	$1,636,294	$301,257	$443,311	$524,372	$(3,614,084)	$10,394,733
Accrued expenses and other liabilities	261,398	106,259	695,093	1,055,763	463,334	1,154,789	147,060	511,206	419,188	-	4,814,090
Deferred revenue	-	-	-	-	671,269	-	-	-	-	-	671,269
Line of credit	-	-	-	-	-	-	-	-	22,005,967	-	22,005,967
Current portion of long-term debt	419,020	-	-	188,994	952,646	1,621,746	359,582	-	18,235,855	-	21,777,843
TOTAL CURRENT LIABILITIES	1,206,487	500,031	6,920,493	1,966,023	5,324,325	4,412,829	807,899	954,517	41,185,382	(3,614,084)	59,663,902
INTERCOMPANY BORROWINGS	1,729,350	1,410,428	5,590,373	5,000,814	5,109,420	5,109,443	2,021,101	2,011,313	-	(27,982,242)	-
TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	880,451	-	2,641,352	4,825,394	14,550,766	3,153,350	1,760,902	2,756,194	-	(11,192,700)	19,375,709
SUBORDINATED DEBT, net of current portion	-	-	-	-	-	-	359,581	-	-	-	359,581
DEFERRED TAX LIABILITY	2,083,237	-	-	-	-	-	-	-	-	-	2,083,237
OTHER LONG-TERM LIABILITIES	-	-	-	-	-				116,570	-	116,570
TOTAL LIABILITIES	5,899,525	1,910,459	15,152,218	11,792,231	24,984,511	12,675,622	4,949,483	5,722,024	41,301,952	(42,789,026)	81,598,999

E Q U I T Y
COMMON STOCK	65,695	-	-	-	-	-	-	-	-	(65,695)	-
ADDITIONAL PAID IN CAPITAL	10,432,741	-	-	-	-	-	-	-	-	(10,432,741)	-
PREFERRED MEMBER UNITS
Members' contributions	-	-	-	-	-	-	-	-	8,200,000	-	8,200,000
Members' distributions	-	-	-	-	-	-	-	-	(411,123)	-	(411,123)
COMMON MEMBER UNITS
Members' contributions	-	1,795,891	15,604,395	3,088,016	4,578,862	10,500,000	4,000,000	5,600,000	50,224,674	(45,167,164)	50,224,674
Members' distributions	-	-	-	-	(416,830)	55,000	-	-	(525,230)	361,830	(525,230)
RETAINED EARNINGS (DEFICIT)	(1,402,574)	(1,568,675)	(3,024,373)	4,716,885	11,039,210	(2,454,463)	(686,052)	(366,991)	3,953,556	(6,252,967)	3,953,556
TOTAL MEMBERS' EQUITY	9,095,862	227,216	12,580,022	7,804,901	15,201,242	8,100,537	3,313,948	5,233,009	61,441,877	(61,556,737)	61,441,877

NONCONTROLLING INTERESTS	-	-	-	-	-	-	-	1,308,252	(91,748)	91,748	1,308,252
TOTAL EQUITY	9,095,862	227,216	12,580,022	7,804,901	15,201,242	8,100,537	3,313,948	6,541,261	61,350,129	(61,464,989)	62,750,129
TOTAL LIABILITIES AND EQUITY	$14,995,387	$2,137,675	$27,732,240	$19,597,132	$40,185,753	$20,776,159	$8,263,431	$12,263,285	$102,652,081	$(104,254,015)	$144,349,128

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEETS (UNAUDITED)

 September 30, 2011

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Cuba	Valent	Eliminations	Consolidated

A S S E T S
CURRENT ASSETS
Cash	$1,000	$147	$454	$521	$(46,406)	$300	$250	$-	$77,459	$-	$33,725
Trade receivables, net	765,930	674,186	4,964,681	1,616,385	2,753,228	1,964,415	218,745	-	19,876	(1,015,151)	11,962,295
Inventories, net	2,245,230	1,965,396	3,269,901	2,281,434	6,326,505	4,026,838	402,172	-	569,371	(182,672)	20,904,175
Prepaid expenses and other current assests	69,090	22,767	873	10,103	125,040	156,937	6,554	-	248,882	-	640,246
Deferred tax asset	32,378	-	-	-	-	-	-	-	-	-	32,378
TOTAL CURRENT ASSETS	3,113,628	2,662,496	8,235,909	3,908,443	9,158,367	6,148,490	627,721	-	915,588	(1,197,823)	33,572,819
PROPERTY AND EQUIPMENT, net	1,190,010	143,102	2,490,876	2,147,875	13,379,254	5,271,482	1,525,976	-	278,497	-	26,427,072
OTHER ASSETS
Other assets	75,890	(1)	-	36,869	3,833,541	237,587	55,635	-	5,601	(4,059)	4,241,063
Intercompany receivables	862,304	(3,736,650)	1,724,608	1,149,738	-	-	-	-	25,578,665	(25,578,665)	-
Investment in subsidiary	-	9,594,470	-	-	-	-	-	-	51,963,134	(61,557,604)	-
Deferred financing costs, net	-	-	-	-	164,317	-	-	-	58,647		222,964
Intangible assets, net	5,528,927	2,971,948	8,214,603	3,463,729	2,954,373	786,018	1,110,192	-	-	-	25,029,790
Goodwill	3,792,697	539,783	1,323,314	687,176	-	3,276,770	4,807,955	-	-	-	14,427,695
TOTAL OTHER ASSETS	10,259,818	9,369,550	11,262,525	5,337,512	6,952,231	4,300,375	5,973,782	-	77,606,047	(87,140,328)	43,921,512
TOTAL ASSETS	$14,563,456	$12,175,148	$21,989,310	$11,393,830	$29,489,852	$15,720,347	$8,127,479	$-	$78,800,132	$(88,338,151)	$103,921,403

L I A B I L I T I E S
CURRENT LIABILITIES
Accounts payable	$586,363	$625,768	$2,963,754	$594,430	$3,131,526	$1,137,510	$215,131	$-	$89,313	$(1,019,206)	$8,324,589
Accrued expenses and other liabilities	(123,247)	172,252	374,808	490,368	404,085	1,198,459	55,829	-	807,400	-	3,379,954
Deferred revenue	-	-	-	-	1,118,469	-	-	-	-	-	1,118,469
Line of credit	-	-	-	-	-	-	-	-	11,860,263	-	11,860,263
Current portion of long-term debt	-	-	-	-	432,817	-	359,582	-	20,086,272	-	20,878,671
TOTAL CURRENT LIABILITIES	463,116	798,020	3,338,562	1,084,798	5,086,897	2,335,969	630,542	-	32,843,248	(1,019,206)	45,561,946
LINE OF CREDIT	924,839	717,440	1,992,173	4,337,783	2,270,482	3,014,136	831,491	-	-	(14,088,344)	-
TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of current portion	1,039,677	729,362	3,979,047	-	9,142,355	2,973,709	2,768,231	-	-	(11,490,321)	9,142,060
SUBORDINATED DEBT, net of current portion	-	-	-	-	-	-	719,163	-	-		719,163
DEFERRED TAX LIABILITY	2,541,350	-	-	-	-	-	-	-	-	-	2,541,350

OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL LIABILITIES	4,968,982	2,244,822	9,309,782	5,422,581	16,499,734	8,323,814	4,949,427	-	32,843,248	(26,597,871)	57,964,519

E Q U I T Y
COMMON STOCK	65,695	-	-	-	-	-	-	-	-	(65,695)	-
ADDITIONAL PAID IN CAPITAL	10,432,741	-	-	-	-	-	-	-	-	(10,432,741)	-
COMMON MEMBER UNITS
Members' contributions	-	11,114,582	15,604,395	3,088,016	4,578,862	10,610,000	4,000,000	-	45,245,854	(48,995,855)	45,245,854
Members' distributions	-	-	-	-	(416,830)	(55,000)	-	-	(525,230)	471,830	(525,230)
RETAINED EARNINGS (DEFICIT)	(903,962)	(1,184,256)	(2,924,867)	2,883,233	8,828,086	(3,158,467)	(821,948)	-	1,236,260	(2,717,819)	1,236,260
TOTAL EQUITY	9,594,474	9,930,326	12,679,528	5,971,249	12,990,118	7,396,533	3,178,052	-	45,956,884	(61,740,280)	45,956,884
TOTAL LIABILITIES AND EQUITY	$14,563,456	$12,175,148	$21,989,310	$11,393,830	$29,489,852	$15,720,347	$8,127,479	$-	$78,800,132	$(88,338,151)	$103,921,403

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF INCOME (UNAUDITED)

Nine Months Ended September 30, 2012

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Cuba	Valent	Eliminations	Consolidated

NET SALES	$5,403,022	$6,081,307	$25,235,568	$12,022,291	$23,328,945	$16,585,233	$3,360,285	$4,704,817	$-	$(16,250,281)	$80,471,187
COST OF SALES	4,905,185	5,083,892	23,095,710	9,246,244	18,952,585	14,248,142	2,467,700	4,183,969	66,611	(16,049,798)	66,200,240
GROSS PROFIT	497,837	997,415	2,139,858	2,776,047	4,376,360	2,337,091	892,585	520,848	(66,611)	(200,483)	14,270,947
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	740,231	459,253	1,088,655	598,769	1,951,103	782,275	412,117	811,090	3,248,254		10,091,747
OPERATING INCOME (LOSS)	(242,394)	538,162	1,051,203	2,177,278	2,425,257	1,554,816	480,468	(290,242)	(3,314,865)	(200,483)	4,179,200
OTHER INCOME (EXPENSE), NET
Equity earnings of subsidiaries	-	-	-	-	-	-	-	-	3,218,549	(3,218,549)	-
Interest expense	(54,663)	(20,080)	(121,866)	(148,846)	(374,231)	(145,487)	(90,814)	(51,463)	(311,289)	-	(1,318,739)
Management fee	(48,000)	(90,000)	(135,000)	(135,000)	(162,000)	(135,000)	(45,000)	(45,833)	-	-	(795,833)
Corporate expense allocation	(270,000)	(450,000)	(450,000)	(450,000)	(630,000)	(450,000)	(225,000)	(75,000)	3,000,000	-	-
Miscellaneous income (expense), net	-	(4,558)	-	-	137,212	-	-	3,799	(116,570)	-	19,883
Gain (loss) on disposal of assets, net	-	-	-	-	-	-	(914)	-	-	-	(914)
TOTAL OTHER INCOME (EXPENSE), NET	(372,663)	(564,638)	(706,866)	(733,846)	(1,029,019)	(730,487)	(361,728)	(168,497)	5,790,690	(3,218,549)	(2,095,603)
INCOME BEFORE INCOME TAXES	(615,057)	(26,476)	344,337	1,443,432	1,396,238	824,329	118,740	(458,739)	2,475,825	(3,419,032)	2,083,597
INCOME TAX PROVISION	(392,228)	-	-	-	-	-	-	-	-	-	(392,228)
NET INCOME (LOSS)	(222,829)	(26,476)	344,337	1,443,432	1,396,238	824,329	118,740	(458,739)	2,475,825	(3,419,032)	2,475,825
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	-	-	-	-	-	-	(91,748)	(91,748)	91,748	(91,748)
NET INCOME (LOSS) ATTRIBUTABLE TO VALENT AEROSTRUCTURES, LLC	$(222,829)	$(26,476)	$344,337	$1,443,432	$1,396,238	$824,329	$118,740	$(366,991)	$2,567,573	$(3,510,780)	$2,567,573

See Notes to Consolidated Financial Statements

VALENT AEROSTRUCTURES, LLC AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF INCOME (UNAUDITED)

Nine Months Ended September 30, 2011

			Cottonwood
	St. Louis	Lenexa	Falls	Fredonia	Washington	Wichita	Tulsa	Cuba	Valent	Eliminations	Consolidated

NET SALES	$3,900,609	$7,580,361	$21,172,899	$8,889,220	$17,393,807	$12,526,204	$2,498,960	$-	$-	$(9,853,835)	$64,108,225
COST OF SALES	3,597,439	6,695,959	20,597,059	6,288,894	12,273,438	10,960,681	2,024,919	-	77,265	(9,891,465)	52,624,189
GROSS PROFIT	303,170	884,402	575,840	2,600,326	5,120,369	1,565,523	474,041	-	(77,265)	37,630	11,484,036
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	601,527	359,394	932,753	497,291	1,396,795	1,014,503	217,081	-	2,666,810	-	7,686,154
OPERATING INCOME (LOSS)	(298,357)	525,008	(356,913)	2,103,035	3,723,574	551,020	256,960	-	(2,744,075)	37,630	3,797,882
OTHER INCOME (EXPENSE)
Equity earnings of subsidiaries	-	(170,691)	-	-	-	-	-	-	2,630,110	(2,459,419)	-
Interest expense	(51,034)	(120,002)	(142,980)	(182,618)	(85,766)	(253,207)	(184,119)	-	(621,373)	-	(1,641,099)
Management fee	(75,000)	(112,500)	(150,000)	(112,500)	(150,000)	(112,500)	(37,500)	-	-	-	(750,000)
Corporate expense allocation	(322,503)	(393,750)	(487,501)	(393,750)	(562,500)	(393,750)	(131,247)	-	2,685,001	-	-
Miscellaneous income (expense), net	-	(7,600)	50,000	-	(12,107)	55	-	-	-	-	30,348
Gain (loss) on disposal of assets, net	-	14,873	(460)	-	-	(78,084)	-	-	-	-	(63,671)
TOTAL OTHER INCOME (EXPENSE)	(448,537)	(789,670)	(730,941)	(688,868)	(810,373)	(837,486)	(352,866)	-	4,693,738	(2,459,419)	(2,424,422)
INCOME BEFORE INCOME TAXES	(746,894)	(264,662)	(1,087,854)	1,414,167	2,913,201	(286,466)	(95,906)	-	1,949,663	(2,421,789)	1,373,460
INCOME TAX PROVISION	(576,203)	-	-	-	-	-	-	-	-	-	(576,203)
NET INCOME (LOSS)	$(170,691)	$(264,662)	$(1,087,854)	$1,414,167	$2,913,201	$(286,466)	$(95,906)	$-	$1,949,663	$(2,421,789)	$1,949,663

See Notes to Consolidated Financial Statements